                                                                     Exhibit 3.1

                         Certificate of Incorporation

                                      of

                            Sarnoff Sub Eight, Inc.

                                   * * * * *

1.   The name of the corporation is:  Sarnoff Sub Eight, Inc.

2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4. The total number of shares of stock which the corporation shall have authority to issues is One Thousand (1,000) shares, common stock; all of such shares shall be without par value.

5.   The name and mailing address of each incorporator is as follows:

     M. A. Brzoska            1209 Orange Street
                              Wilmington, DE

     The name and address of each person who is to serve as director until the first annual meeting of the shareholders or until a successor is elected and qualified, is as follows:

     Name                     Mailing Address
     ----                     ---------------

     James E. Carnes          201 Washington Road
                              Princeton, NJ 08543-5300

     David J. Warnock         201 Washington Road
                              Princeton, NJ 08543-5300

     William J. Burke         201 Washington Road
                              Princeton, NJ 08543-5300

     Donald M. Olender        201 Washington Road
                              Princeton, NJ 08543-5300

6.   The corporation is to have perpetual existence.

7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

     To make, alter or repeal the by-laws of the corporation.

     To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

     To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

     By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or by-laws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     When and as authorized by the stockholders in accordance with law, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

     8. The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     9. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability

     (i) for any breach of the directors' duty of loyalty to the corporation or its stockholders, (ii) for acts or omission not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

     WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 8th day of March, 1995.


                                    /s/ M. A. Brzoska
                                    ----------------------------
                                        M.A. Brzoska

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                   * * * * *

Sarnoff Sub Eight, Inc. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of said corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

     RESOLVED, that the Certificate of Incorporation of Sarnoff Sub Eight, Inc., be amended by changing the First Article thereof so that, as amended, said Article shall be and read as follows:

     "1.  The name of the corporation is: Orchid Biocomputer, Inc."

     SECOND:   That in lieu of a meeting and vote of stockholders, the
stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD: That the aforesaid amendment was duly adopted In accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Sarnoff Sub Eight, Inc., has caused this certificate to be signed by William J. Burke, its Secretary duly authorized, this 15th day of June, 1995.

                                    Sarnoff Sub Eight, Inc.


                                    by /s/ William J. Burke
                                       --------------------------
                                         William J. Burke
                                         Secretary

                           CERTIFICATE OF AMENDMENT
                                      OF
                         CERTIFICATE OF INCORPORATION
                                   * * * * *


     Orchid Biocomputer, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation, by the unanimous written consent of its members, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

     RESOLVED, that the Certificate of Incorporation of the Corporation, be amended by changing the Fourth Article thereof so that, as amended, said Article shall be and read as follows:

     4.   A. Classes and Number of Shares.

          The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is Three Million Five Hundred Thousand (3,500,000) shares, consisting of (i) One Million Five Hundred Thousand (1,500,000) shares of preferred stock, par value $0.001 per share (she "Preferred Stock"), and (ii) Two Million (2,000,000) shares of common stock, par value $0.001 per share (the "Common Stock").

          B.   Preferred Stock.

     The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock in series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

          (i) The designation of the series, which may be by distinguishing number, letter or title;

          (ii) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

          (iii) Whether dividends, if any, shall be cumulative or noncumulative and the dividend rate of the series;

          (iv)   dates at which dividends, if any, shall be payable;

          (v) The redemption rights and price or prices, if any, for shares of the series;

          (vi) The terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

          (vii) The amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;

          (viii) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion price or prices or rate or rates, any adjustments thereof, the date or dates on which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

          (ix) Restrictions on the issuance of shares of the same series or of any other class or series; and

          (x) The voting rights, if any, of the holders of shares of the series.

     C.   Common Stock.

          (1) Common Stock Subject to Terms of Preferred Stock. The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof.

          (2) Dividend Rights. The holders of shares of Common Stock shall be entitled to receive such dividends as may be declared by the Board of Directors of the Corporation out of funds legally available therefor.

          (3) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of, the Corporation, each holder of shares of Common Stock shall be entitled to receive, ratably with each other holder of shares of Common Stock, that portion of the assets of the Corporation available for distribution to the holders of its Common Stock, as the number of shares of the Common Stock held by such holder bears to the total number of shares of Common Stock then outstanding.

          (4) Voting Rights. Except as may be provided in this Certificate of Incorporation, as may be amended from time to time, the holders of shares of Common Stock shall have the exclusive right to vote on all matters (for which a common stockholder shall be entitled to vote thereon) at all meetings of the stockholders of the Corporation, and shall be entitled to one vote for each share of Common Stock entitled to vote at such meeting.

     SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

     THIRD:   That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Orchid Biocomputer, Inc., has caused this certificate to be signed by William J. Burke, its Secretary duly authorized, this 28th day of August, 1995.


                              Orchid Biocomputer, Inc.


                              By: /s/ William J. Burke
                                  -------------------------
                                    William J. Burke
                                    Secretary

                          CERTIFICATE OF DESIGNATION
                                      OF
                     SERIES A CONVERTIBLE PREFERRED STOCK
                                      OF
                           ORCHID BIOCOMPUTER, INC.


          ORCHID BIOCOMPUTER, INC., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article 4 of its Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock designated as the Series A Convertible Preferred Stock:

          "RESOLVED, that one series of the class of authorized Preferred Stock of the Corporation be hereby created, and that the designation and the amount thereof and the voting power, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as set forth on Exhibit A attached hereto.

     IN WITNESS WHEREOF, Orchid Biocomputer, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by William J. Burke, its Secretary, duly authorized this 30th day of August, 1995.


                              ORCHID BIOCOMPUTER, INC.


                              By: /s/ William J. Burke
                                  ____________________________
                                    William J. Burke
                                    Title:  Secretary

                                                                       Exhibit A
                                                                       ---------

                                  DESIGNATION
                                      OF
                     SERIES A CONVERTIBLE PREFERRED STOCK
                                      OF
                           ORCHID BIOCOMPUTER, INC.


SECTION 1.  Designation and Amount.
            ----------------------

     The shares of one series of Preferred Stock created hereunder shall be designated "Series A Convertible Preferred Stock" (herein referred to as the ("Series A Preferred Stock"), and the number of shares constituting such series initially shall be 700,000.

SECTION 2.  Dividends.
            ---------

     The Series A Preferred Stock shall not be entitled to any dividends.

SECTION 3.  Liquidation.
            -----------

     Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders (whether from capital, surplus or earnings), before any distribution or payment is made upon any Junior Securities, the aggregate Liquidation Value (as hereinafter defined) of all Series A Preferred Stock outstanding, and the holders of the Series A Preferred Stock shall not be entitled to any further distribution. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation to be distributed among the holders of the Series A Preferred Stock are insufficient to permit distribution to such holders of the aggregate amount to which they are entitled, then the entire assets of the Corporation to be distributed to such holders shall be distributed ratably among such holders based upon the aggregate Liquidation Value of the Series A Preferred Stock held by each such holder. The Corporation shall mail written notice of such liquidation, dissolution or winding up, not less than 30 days prior to the distribution date stated therein, to each record holder of Series A Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3.

SECTION 4.  Voting Rights.
            -------------

     The outstanding shares of Series A Preferred Stock shall at all times be entitled to a number of votes on any matter put before the stockholders of the Corporation equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock are convertible on the record date for determination of stockholders eligible to vote on such matter, or if no such record is established, at the date such vote is taken or any written consent of stockholders is solicited, and shall vote together with the holders of Common Stock as a single class.

     The outstanding shares of Series A Preferred Stock shall have all other voting rights required by law and shall have the following additional rights:

     (a) No amendment, modification or waiver shall be binding or effective with respect to any provision of this Designation unless approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock voting together as a separate class.

     (b) In addition to any other vote or consent of stockholders required by the Certificate of Incorporation, as amended, or the Bylaws of the Corporation or by law, the affirmative vote of all the holders of the outstanding shares of Series A Preferred Stock, voting together as a separate class, shall be necessary to change the Conversion Rate, or the amount or priority of any distributions upon liquidation of the Corporation with respect to, shares of Series A Preferred Stock or to amend this Section 4.

     (c) The affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock voting together as a separate class shall be necessary to increase the number of authorized shares of preferred stock or authorize or issue any additional shares of any series of preferred stock or any shares of capital stock of the Corporation of any class, or any security or obligations convertible into any capital stock of the Corporation of any class, in each case ranking on a parity with or senior to the Series A Preferred Stock as to distribution of assets in liquidation or in right of payment of dividends.

SECTION 5.  Conversion of the Series A Preferred Stock.
            -------------------------------------------

     The Series A Preferred Stock shall, be convertible into Common Stock as follows:

     (a) Optional Conversion. Subject to and upon compliance with the provisions
         -------------------
of this Section 5, each holder of shares of Series A Preferred Stock shall have the right, at such holders option, at any time or from time to time, to convert any of such shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock upon the terms hereinafter set forth. Each share of Series A Preferred Stock shall be converted into fully paid and nonassessable shares (calculated to the nearest 1/100 of a share)of Common Stock at the Conversion Rate in effect on the Conversion Date.

     (b) Automatic Conversion. In the event that, at any time while any of the
         --------------------
Series A Preferred Stock shall be outstanding, the Corporation shall consummate an underwritten public offering on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock providing aggregate net proceeds to the Corporation equal to at least $15,000,000 (a "Qualifying Public Offering"), then all outstanding shares of Series A Preferred Stock shall, automatically and without further action on the part of the holders of the Series A Preferred Stock, be converted into shares of Common Stock with the same effect as if the certificates evidencing such shares had been surrendered for conversion, such conversion to be effective simultaneously with the closing of such public offering; provided, however, that certificates evidencing the shares of Common Stock issuable upon such conversion shall not be issued except on surrender of the certificates for the shares of the Series A Preferred Stock so converted. Each share of Series A Preferred Stock shall be converted into fully paid and nonassessable shares (calculated to the nearest 1/100 of a share) of Common Stock at the Conversion Rate in effect on the Conversion Date.

     (c) Exercise of Right to Convert.  To exercise the conversion right
         ----------------------------
provided in Section 5(a), a holder of Series A Preferred Stock shall give written notice to the Corporation that such holder elects to convert some or all of its shares. Such notice shall state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. If less than all Series A Preferred Stock owned by a holder is to be converted, the notice shall also specify the number of shares and the certificate numbers thereof which are to be converted.

     (d) Effectiveness of Conversion; Surrender of Shares. Any conversion of the
         ------------------------------------------------
Series A Preferred Stock into shares of Common Stock shall be deemed to have been effected at the close of business on the Conversion Date with respect to such conversion, and at such time, the rights of the holder of the converted shares of Series A Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such Conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. As promptly as practicable after the Conversion Date and upon receipt of (i) the certificate or certificates representing the shares to be converted and (ii) transfer instruments(s) satisfactory to the Corporation and sufficient to transfer such shares of Series A Preferred Stock to the Corporation free of any adverse interest, the Corporation shall issue and deliver to the holder of the shares of Series A Preferred Stock being converted, or on its written order, a certificate or certificates as it may request for the number of shares of Common Stock issuable upon the conversion of such shares of Series A Preferred Stock.

     (e) Certificates. In the event that some but not all of the shares of
         ------------
Series A Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to, or on the order of, such holder, at the expense of the Corporation, a new certificate representing the number of shares of Series A Preferred Stock which were not converted.

     (f) Payment of Taxes. The Corporation shall pay all documentary, stamp,
         ----------------
transfer and other taxes (other than taxes on income of the holders of shares of Series A Preferred Stock) and other governmental charges attributable to the issuance or delivery of shares of Series A Preferred Stock or of shares of Common Stock upon conversion of shares of Series A Preferred Stock; provided, however, that the Corporation shall not be required to pay any taxes payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

     (g)   Fractional Shares. No fractional shares of Common Stock or scrip
           -----------------
shall be issued upon conversion of shares of Series A Preferred Stock. If more than one share of Series A Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred Stock so surrendered. Instead of any fractional shares of Common Stock that would otherwise be issuable upon conversion of any shares of Series A Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the Current Market Price on the Conversion Date.

SECTION 6. Conversion Price Adjustments. The Conversion Rate shall be subject
           ----------------------------
to adjustment from time to time as follows:

     (a)   Common Stock Dividends; Stock Splits, etc. If the Corporation shall
           -----------------------------------------
at any time pay a dividend on its Common Stock in Common Stock, subdivide its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior thereto shall be adjusted such that each share of Series A Preferred Stock shall thereafter be convertible into the number of shares of Common Stock which the holder of a share of Series A Preferred Stock would have been entitled to receive after the occurrence of any of the events described above had such share been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 6(a) shall become effective retroactively to the Determination Date in the case of a dividend and shall become effective on the effective date in the case of a subdivision or combination.

     (b)   Rights. If the Corporation shall issue rights or warrants to all
           ------
holders of shares of Common Stock for the purpose of entitling them (for a period not exceeding forty-five (45) days from the date of issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the Determination Date for the determination of the stockholders entitled to receive such rights or warrants, then in each such case unless the holders of shares of the Series A Preferred Stock shall be permitted to subscribe for or purchase shares of Common stock on the same basis as though such shares of Series A Preferred Stock had been converted into shares of Common Stock immediately prior to such Determination Date, the Conversion Rate in effect immediately prior thereto shall be adjusted such that the number of shares of Common Stock into which each share of Series A Preferred Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which each share of Series A Preferred Stock was convertible on the date immediately preceding such Determination Date by a fraction, (A) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such Determination Date and (y) the number of additional shares of Common Stock so offered for subscription or purchase, and (B) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such Determination Date and (y) the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price.

     (c) Other Distributions. If the Corporation shall fix a Determination Date
         -------------------
with respect to the making of a dividend or other distribution on its Common Stock (including any such dividend or distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation, but excluding a dividend or distribution (A) referred to in subsection 6(a) or 6(b) hereof, or (B) in connection with a liquidation) consisting of securities other than Common Stock, evidences of its indebtedness, or assets (excluding any regular cash dividends paid out of surplus or net profits legally available for the payment of dividends, but including all other cash dividends and distributions) (any of the foregoing being hereinafter referred to as "Assets"), then, in each such case, the Conversion Rate shall be adjusted such that the number of shares of Common Stock into which each share of Series A Preferred Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which each share of Series A Preferred Stock was theretofore convertible on the date immediately preceding the Determination Date for the determination of the stockholders entitled to receive such distribution by a fraction, (A) the numerator of which shall be the Current Market Price per share of the Common Stock on such Determination Date and (B) the denominator of which shall be such Current Market Price per share less the then fair market value (as determined by the Board of Directors of the Corporation in good faith) of the portion of the cash or other assets, rights, warrants, evidences of indebtedness or other securities so distributed applicable to one share of Common Stock. Such adjustment shall become effective retroactively to immediately after the Determination Date. The reclassification (including any reclassification upon a merger in which the Corporation is the continuing corporation) of Common Stock into securities which include both Common Stock and other securities shall be deemed to involve (i) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be the "Determination Date" above); and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such Determination Date had not been fixed.

     (d) Common Stock Issued at Less Than Current Market Price.  If the
         -----------------------------------------------------
Corporation shall issue any Common Stock (or securities convertible into or exercisable for, Common Stock) for a consideration per share less than the Current Market Price per share of Common Stock on the date of such issuance (which consideration shall include any compensation received for the issuance of any securities convertible into or exercisable for such Common Stock), the Conversion Rate in effect immediately prior to each such issuance shall immediately (except as provided below) be adjusted such that the number of shares of Common Stock into which each share of Series A Preferred Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which each share of Series A Preferred Stock was convertible on the date immediately preceding such issue or sale by a fraction,
(A) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Current Market Price at the time of such issue or sale plus (y) the consideration received by the Corporation upon such issue or sale, and (B) the numerator of which shall be the product derived by multiplying the Current Market Price at the time of such issue or sale by the number of shares of Common Stock outstanding immediately after such issue or sale; provided, that this subsection
(d) shall not apply to:

     (i) any transaction or distribution for which an adjustment has been made pursuant to any other subsection of this Section 6,

     (ii) the conversion or exchange of securities convertible or exchangeable for Common Stock or the exercise of rights or warrants issued to the holders of Common Stock, in each case only if an adjustment was made (or specifically not required to be made) in connection with the issuance of such securities, rights or warrants pursuant to any subsection of this Section 6,

     (iii) the conversion of shares of Series A Preferred Stock or Series B Preferred Stock, and

     (iv) Common Stock or options to purchase Common Stock issued to directors, officers or employees of the Corporation and its subsidiaries under bona fide benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law.

     (e)   Superseding Adjustment. If, at any time after any adjustment of the
           ----------------------
Conversion Rate shall have been made pursuant to Section 6(b) or Section 6(d) as the result of any issuance of warrants, options, rights or convertible securities,

     (A) such warrants, options or rights, or the right of conversion or exchange of such convertible securities, shall expire, and all or a portion of such warrants, options or rights, or the right of conversion or exchange with respect to all or a portion of such other convertible securities, as the case may be, shall not have been exercised, or

     (B) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants, options or rights, or the terms of such convertible securities, shall be increased solely by virtue or provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then such previous adjustment shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such warrants, options or rights or convertible securities on the basis of:

     (i) treating the number of additional shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants, options or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

     (ii) treating any such warrants, options or rights or any such convertible securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants, options or rights or other convertible securities;

whereupon a new adjustment of the Conversion Rate shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

     (f) Reorganization, Reclassification, Merger Consolidation or Disposition
         ---------------------------------------------------------------------
of Assets. In case the Corporation shall reorganize its capital, reclassify its
---------
capital stock, consolidate or merge with or into another corporation (where there is a change in or distribution with respect to the Common Stock of the Corporation other than a subdivision, combination or exchange otherwise provided for herein), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (herein referred to as "Other Property"), are to be received by or distributed to the holders of Common Stock of the Corporation, then each holder of Series A Preferred Stock shall have the right thereafter to receive, upon conversion of such Series A Preferred Stock, the number of shares of common stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which such Series A Preferred Stock is convertible immediately prior to such event. In case of any such reorganization reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Corporation) shall expressly assume the due and punctual observance and performance of each and every term and condition of the Series A Preferred Stock to be performed and observed by the Corporation and all the obligations and liabilities hereof, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Corporation) in order to provide for adjustments of shares of the Common Stock for which Series A Preferred Stock is convertible which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 6. For purposes of this Section 6(f) "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants, options or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 6(t) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

     (g) Rounding of Calculations; Minimum Adjustment. All calculations under
         --------------------------------------------
this Section 6 shall be made to the nearest one hundredth (1/100th) of a share. Any provision hereof to the contrary notwithstanding, no adjustment in the Conversion Rate shall be made if the amount of such adjustment would require an increase or decrease of less than 1.0% in the Conversion Rate, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall require an increase or decrease of at least 1.0% in the Conversion Rate.

     (h) Timing of Issuance of Additional Common Stock Upon Certain Adjustments.
         ----------------------------------------------------------------------
If the provisions of this Section 6 shall require that an adjustment shall become effective immediately after a Determination Date for an event, and prior to the occurrence of such event conversion rights under Section 5(a) are exercised, any shares of Common Stock issuable upon exercise by reason of adjustment shall be deemed the last shares of Common Stock for which such Series A Preferred Stock is exercised (notwithstanding any provision to the contrary herein) and such shares or other property shall be held in escrow for the holder of the Series A Preferred Stock by the Corporation to be issued to such holder conditioned upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Corporation and escrowed property returned.

     (i) Other Action Affecting Common Stock. In case at any time or from time
         -----------------------------------
to time the Corporation shall take any action in respect of its Common Stock, other than action described in this Section 6, then, unless such action will not have a material adverse effect upon the rights of the holders of Series A Preferred Stock, the Conversion Rate or number of shares of other stock for which Series A~ Preferred Stock is convertible shall be adjusted in such manner as may be equitable in the circumstances.

     (j) Taking of Record: Stock Transfer Books. In the case of all dividends or
         --------------------------------------
other distributions by the Corporation to the holders of its Common Stock with respect to which any provision of Section 6 refers to the taking of a record of such holders, the Corporation will in each such case take such a record and will take such record as of the close of business on a business day. The Corporation will not at any time, except upon dissolution, liquidation or winding up of the Corporation, close its Common Stock transfer books or Series A Preferred Stock transfer books so as to result in preventing or delaying the conversion or transfer of any Series A Preferred Stock.

SECTION 7.  Notice.
            ------

     Upon the occurrence of any event which requires an adjustment pursuant to
Section 6, the Corporation shall forthwith prepare a certificate to be executed by the chief financial officer of the Corporation setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and specifying the Conversion Rate after giving effect to such adjustment. The Corporation shall promptly cause a signed copy of such certificate to be delivered to each holder of Series A Preferred Stock. The Corporation shall keep at its principal executive office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any holder of Series A Preferred Stock or any prospective purchaser of Series A Preferred Stock designated by any such holder. In addition, holders of Series A Preferred Stock shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

SECTION 8.  Reservation of Shares: Valid Issuance; Approvals.
            ------------------------------------------------

     The Corporation shall (A) reserve at all times so long as any shares of Series A Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series A Preferred Stock, (B) take all necessary action so that all shares of Common Stock that are issued upon conversion of the shares of the Series A Preferred Stock shall, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and (C) take no action which will cause a contrary result.

     The Corporation shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Corporation to perform its obligations under these resolutions; provided, however that nothing in this
                                         --------  -------
Section 8 shall require the Corporation to register any class of equity securities under the Securities Exchange Act of 1934 as amended, or to file any registration statement under the Securities Act of 1933, as amended, or to qualify any securities with any state or local governmental authorities in any jurisdiction. If, and so long as, any Common Stock into which the shares of Series A Preferred Stock are then convertible is listed on any national securities exchange, the Corporation shall, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

SECTION 9.  No Reissuance of Series A Preferred Stock.
            -----------------------------------------

     No Series A Preferred Stock acquired by the Corporation by reason of repurchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the class of Series A Preferred Stock and shall resume the status of authorized and unissued shares of Preferred Stock, $.001 par value, as described in the Corporation's Certificate of Incorporation, as amended.

SECTION 10. Definitions.
            -----------

     For purposes of this Designation the following terms shall have the following meanings:

     "Common Stock" shall mean all shares now or hereafter authorized of any
      ------------
class of common stock of the Corporation and any other stock of the Corporation, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

     "Conversion Date" shall mean, in the case of the automatic conversion of
      ---------------
the Series A Preferred Stock into Common Stock, the closing date of a Qualifying Public Offering, and in the case of the conversion of any shares of Series A Preferred Stock into Common Stock at the option of the holder thereof, the date that notice of conversion from such holder and certificates for shares of Series A Preferred Stock so to be converted is received by the Corporation.

     "Conversion Rate" shall initially mean the rate of one share of Common stock for each share of Series A Preferred Stock preferred stock, Common Stock or convertible securities were exercised pursuant to their terms.

     "Determination Date" shall mean with respect to any dividend or other
      ------------------
distribution, the date fixed for the determination of the holders of shares of Common Stock entitled to receive such dividend or distribution, or if a dividend or distribution is paid or made without fixing such a date, the date of such dividend or distribution.

     "Issue Date" shall mean the date that shares of Series A Preferred Stock
      ----------
are first issued by the Corporation.

     "Junior Security" means Common Stock and any other equity security (other
      ---------------
than the Series B Preferred Stock) of any kind which the Corporation at any time issues or is authorized to issue.

     "Liquidation Value" of any share of Series A Preferred Stock as of any
      -----------------
particular date will be equal to an amount in cash equal to the fair value of the Sarnoff License upon voluntary or involuntary liquidation, dissolution or winding-up, as applicable ("Sarnoff License Fair Value"), divided by the number of outstanding shares of Series A Preferred Stock; provided, however, that to
                                                   --------  -------
the extent that Sarnoff owns all of the issued and outstanding shares of Series A Preferred Stock, Sarnoff shall be entitled to receive, in lieu of the foregoing the Sarnoff License. For purposes of this Designation, the Sarnoff License Fair Value shall be equal to, as of the date specified, the fair market value of the Sarnoff License as mutually agreed upon by the Corporation and the holders of a majority of the outstanding shares of Series A Preferred Stock (the "Majority Holders"). If no agreement is reached by such parties described in the immediately preceding sentence within 10 business days, the determination of value shall be made by an independent firm of investment bankers of recognized national standing mutually acceptable to the Majority Holders and the Corporation.

     "Qualifying Public Offering" shall have the meaning set forth in Section
      --------------------------
5(b).

     "Research Agreement" shall mean the Development and License Agreement,
      ------------------
dated on or about August 30, 1995, by and among the Corporation, SB and Sarnoff.

     "Sarnoff" shall mean David Sarnoff Research Center, Inc., a Delaware
      -------
corporation.

     "Sarnoff License" shall mean the licenses granted by Sarnoff to the
      ---------------
Corporation as licensee and Sarnoff as licensor under the Research Agreement.

     "Series B Preferred Stock" shall mean the Series B Convertible Preferred
      ------------------------
Stock, par value $.001 per share, of the Corporation.

     "SB" shall mean SmithKline Beecham plc, an English public limited company, and SmithKline Beecham Corporation, a Pennsylvania corporation.

SECTION 11.  Ranking.
             -------

     The Series A Preferred Stock shall rank senior to Junior Securities as to the distribution of assets on liquidation, dissolution and winding up of the Corporation. The Series A Preferred Stock shall rank on a parity with any other series of the Corporation's Preferred Stock, par value $.001 per share, including the Series B Preferred Stock (except as otherwise provided in the Certificate of Designation relating to the Series B Preferred Stock), as to the distribution of assets on liquidation, dissolution or winding up.

SECTION 12.  Notices.
             -------

     All notices referred to herein, except as otherwise expressly provided, will be made by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed.

SECTION 13.  Registration of Transfer.
             ------------------------

     The Corporation shall keep at its principal office (or such other place as the Corporation designates) a register for the registration of shares of Series A Preferred Stock of the Corporation. Upon the surrender of any certificate representing shares of Series A Preferred Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series A Preferred Stock represented by the surrendered certificate (and the Corporation forthwith shall cancel such surrendered certificate), subject to the requirements of applicable securities laws and to any restrictions on transfer (including without limitation, those referred to in any legend on the certificate so surrendered). Each such new certificate shall be registered in such name and shall represent such number of shares of Series A Preferred Stock as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance; provided however, that the Corporation shall not be required to
               -------- -------
pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the surrendered certificate.

SECTION 14.  Replacement.
             -----------

     Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series A Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement satisfactory to the Corporation or, in the case of any such mutilation, upon surrender of such certificate, the Corporation shall execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series A Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

SECTION 15.  Restrictive Legend.
             ------------------

     The Series A Preferred Stock, and all shares of Common Stock issued upon conversion hereof, shall be stamped or otherwise imprinted with a legend in substantially the following form:

             "THE SECURITIES REPRESENTED HEREBY HALVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

SECTION 16.  Exclusion of Other Rights.
             -------------------------

     Except as may otherwise be required by law, the shares of Series A Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth herein and in the Corporation's Certificate of Incorporation. The shares of Series A Preferred Stock shall have no preemptive or subscription rights.

SECTION 17.  Headings of Subdivisions.
             ------------------------

     The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

SECTION 18.  Severability.
             ------------

     If any right, preference or limitation of the Series A Preferred Stock set forth herein (as so amended) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth herein (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.


                                *    *    *    *

                          CERTIFICATE OF DESIGNATION
                                      OF
                     SERIES B CONVERTIBLE PREFERRED STOCK
                                      OF
                           ORCHID BIOCOMPUTER, INC.


        ORCHID BIOCOMPUTER, INC., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article 4 of its Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock designated as the Series B Convertible Preferred Stock:

             "RESOLVED, that one series of the class of authorized Preferred Stock of the Corporation be hereby created, and that the designation and the amount hereof and the voting power, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as set forth on Exhibit A attached hereto.

       IN WITNESS WHEREOF, Orchid Biocomputer, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by William J. Burke, its Secretary, duly authorized this 30th day of August 1995.


                                              ORCHID BIOCOMPUTER, INC.

                                              BY: /s/ William J. Burke
                                                 -----------------------
                                              Name:  William J. Burke
                                              Title: Secretary

                                  DESIGNATION
                                      OF
                     SERIES B CONVERTIBLE PREFERRED STOCK
                                      OF
                           ORCHID BIOCOMPUTER, INC.

SECTION 1.  Designation and Amount.
            ----------------------

          The shares of one series of Preferred Stock created hereunder shall be designated "Series B Convertible Preferred Stock" (herein referred to as the "Series B Preferred Stock"), and the number of shares constituting such series initially shall be 300,000.

SECTION 2.  Dividends.
            ---------

          The Series B Preferred Stock shall not be entitled to any dividends.

SECTION 3.  Liquidation.
            -----------

          Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of the Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders (whether from capital, surplus or earnings), before any distribution or payment is made upon any Junior Securities, the aggregate Liquidation Value (as hereinafter defined) of all Series B Preferred Stock outstanding, and the holders of the Series B Preferred Stock shall not be entitled to any further distribution. If, upon any such liquidation, dissolution or winding up of the Corporation, the assets of the Corporation to be distributed among the holders of the Series B Preferred Stock are insufficient to permit distribution to such holders of the aggregate amount to which they are entitled, then the entire assets of the Corporation to be distributed to such holders shall be distributed ratably among such holders based upon the aggregate Liquidation Value of the Series B Preferred Stock held by each such holder. The F Corporation shall mail written notice of such liquidation, dissolution or winding up, not less than 30 days prior to the distribution date stated therein, to each record holder of Series B Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3.

SECTION 4.  Voting Rights.
            -------------

          The outstanding shares of Series B Preferred Stock shall at all times be entitled to a number of votes on any matter put before the stockholders of the Corporation equal to the number of shares of Common Stock into which such shares of Series B Preferred Stock are convertible on the record date for determination of stockholders eligible to vote on such matter, or if no such record is established, at the date such vote is taken or any written consent of stockholders is solicited, and shall vote together with the holders of Common Stock as a single class.

          The outstanding shares of Series B Preferred Stock shall have all other voting rights required by law and shall have the following additional rights:

          (a) No amendment, modification or waiver shall be binding or effective with respect to any provision of this Designation unless approved by the affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock voting together as a separate class.

          (b) In addition to any other vote or consent of stockholders 'required by the Certificate of Incorporation, as amended, or the Bylaws of the Corporation or by law, the affirmative vote of all the holders of the outstanding shares of Series B Preferred Stock, voting together as a separate class, shall be necessary to change the Conversion Rate, or the amount or priority of any distributions upon liquidation of the Corporation with respect to, shares of Series B Preferred Stock or to amend this Section 4.

          (c) The affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock voting together as a separate class shall be necessary to increase the number of authorized shares of preferred stock or authorize or issue any additional shares of any series of preferred stock or any shares of capital stock of the Corporation of any class, or any security or obligations convertible into any capital stock of the Corporation of any class, in each case ranking on a parity with or senior to the Series B Preferred Stock as to distribution of assets in liquidation or in right of payment of dividends.

SECTION 5.  Conversion of the series B Preferred Stock.
            ------------------------------------------

          The Series B Preferred Stock shall be convertible into Common Stock as follows:

          (a) Optional Conversion. Subject to and upon compliance with the
              -------------------
provisions of this Section 5, each holder of shares of Series B Preferred Stock shall have the right, at such holder's option, at any time or from time to time, to convert any of such shares of Series B Preferred Stock into fully paid and nonassessable shares of Common Stock upon the terms hereinafter set forth. Each share of Series B Preferred Stock shall be converted into fully paid and nonassessable shares (calculated to the nearest 1/100 of a share)of Common Stock at the Conversion Rate in effect on the Conversion Date.

          (b) Automatic Conversion. in the event that, at any time while any of
              --------------------
the Series B Preferred Stock shall be outstanding, the Corporation shall consummate an underwritten public offering on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock providing aggregate net proceeds to the Corporation equal to at least $15,000,000 (a "Qualifying Public Offering"), then all outstanding shares of Series B Preferred Stock shall, automatically and without further action on the part of the holders of the Series B Preferred Stock, be converted into shares of Common Stock with the same effect as if the certificates evidencing such shares had been surrendered for conversion, such conversion to be effective simultaneously with the closing of such public offering; provided, however, that certificates evidencing the shares of Common Stock issuable upon such conversion shall not be issued except on surrender of the certificates for the shares of the Series B Preferred Stock so converted. Each share of Series B

Preferred Stock shall be converted into fully paid and nonassessable shares (calculated to the nearest 1/100 of a share) of Common Stock at the Conversion Rate in effect on the Conversion Date.

          (c) Exercise of Right to Convert. To exercise the conversion right
              ----------------------------
provided in Section 5(a), a holder of Series B Preferred Stock shall give written notice to the Corporation that such holder elects to convert some or all of its shares. Such notice shall state the name or names (with address or addresses) in. which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued. If less than all Series B Preferred Stock owned by a holder is to be converted, the notice shall also specify the number of shares and the certificate numbers thereof which are to be converted.

          (d) Effectiveness of Conversion: Surrender of Shares. Any conversion
              ------------------------------------------------
of the Series B Preferred Stock into shares of 4 Common Stock shall be deemed to have been effected at the close of business on the Conversion Date with respect to such conversion, and at such time, the rights of the holder of the converted shares of Series B Preferred Stock shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. As promptly as practicable after the Conversion Date and upon receipt of (i) the certificate or certificates - - representing the shares to be converted and (ii) transfer instruments(s) satisfactory to the Corporation and sufficient to transfer such shares of Series B Preferred Stock to the Corporation free of any adverse interest, the Corporation shall issue and deliver to the holder of the shares of Series B Preferred Stock being converted, or on its written order, a certificate or certificates as it may request for the number of shares of Common Stock issuable upon the conversion of such shares of Series B Preferred Stock.

          (e) Certificates. In the event that some but not all of the shares of
              ------------
Series B Preferred Stock represented by a certificate or certificates surrendered by a holder are converted, the Corporation shall execute and deliver to, or on the order of, such holder \\1\\ at the expense of the Corporation, a new certificate representing the number of shares of Series B Preferred Stock which were not converted.

          (f) Payment of Taxes. The Corporation shall pay all documentary,
              ----------------
stamp, transfer and other taxes (other than taxes on income of the holders of shares of Series B Preferred Stock) and other governmental charges attributable to the issuance or delivery of shares of Series B Preferred Stock or of shares of Common Stock upon conversion of shares of Series B Preferred Stock; provided, however, that the Corporation shall not be required to pay any taxes payable in respect of any transfer involved in the issuance or delivery of any certificate f or such shares in a name other than that of the holder of the shares of Series B Preferred Stock in respect of which such shares are being issued.

          (g) Fractional Shares. No fractional shares of Common Stock or scrip
              -----------------
shall be issued upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock that would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to that fractional interest of the Current Market Price on the Conversion Date.

SECTION 6.  Conversion Price Adjustments. The Conversion Rate shall be subject
            ----------------------------
to adjustment from time to time as follows:

          (a) Common Stock Dividends; Stock Splits, etc. If the Corporation
              ------------------------------------------
shall at any time pay a dividend on its Common Stock in Common Stock, subdivide its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares, the Conversion Rate in effect immediately prior thereto shall be adjusted such K that each share of Series B Preferred Stock shall thereafter be convertible into the number of shares of Common Stock which the holder of a share of Series B Preferred Stock would have been entitled to receive after the occurrence of any of the events described above had such share been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 6(a) shall become effective retroactively to the Determination Date in the case of a dividend and shall become effective on the effective date in the case of a Subdivision or combination.

          (b) Rights.  If the Corporation shall issue rights or warrants to all
              ------
holders of shares of Common Stock for the purpose of entitling them (for a period not exceeding forty-five (45) days from the date of issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the Determination Date for the determination of the stockholders entitled to receive such rights or warrants, then in each such case unless the holders of shares of the Series B Preferred Stock shall be permitted to subscribe for or purchase shares of Common stock on the same basis as though such shares of Series B Preferred Stock had been converted into shares of Common Stock immediately prior to such Determination Date, the Conversion Rate in effect immediately prior thereto shall be adjusted such that the number of shares of Common Stock into which each share of Series B Preferred Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which each share of Series B Preferred Stock was convertible on the date immediately preceding such Determination Date by a fraction, (A) the numerator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such Determination Date and (y) the number of additional shares of Common Stock so offered for Subscription or purchase, and (B) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding on such Determination Date and (y) the number of shares of Common Stock which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price.

          (c) Other Distributions. If the Corporation shall fix a Determination
              -------------------
Date with respect to the making of a dividend or other distribution on its Common Stock (including any such dividend or distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation, but excluding a dividend or distribution (A) referred to in subsection 6(a) or 6(b) hereof, or (B) in connection with a liquidation) consisting of securities other than Common Stock, evidences of its indebtedness, or assets (excluding any regular cash dividends paid out of surplus or net profits legally available for the payment of dividends, but including all other cash dividends and distributions) (any of the foregoing being hereinafter referred to as "Assets") then, in each such case, the Conversion Rate shall be adjusted such that the number of shares of Common Stock into which each share of Series B Preferred Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which each share of Series 3 Preferred Stock was theretofore convertible on the date immediately preceding the Determination Date for the determination of the stockholders entitled to receive such distribution by a fraction, (A) the numerator of which shall be the Current Market Price per share of the Common Stock on such Determination Date and (B) the denominator of which shall be such Current Market Price per share less the then fair market value (as determined by the Board of Directors of the Corporation in good faith) of the portion of the cash or other assets, rights, warrants, evidences of indebtedness or other securities so distributed applicable to one share of Common Stock. Such adjustment shall become effective retroactively to immediately after the Determination Date. The reclassification (including any reclassification upon a merger in which the Corporation is the continuing corporation) of Common Stock into securities which include both Common Stock and other securities shall be deemed to involve a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be the "Determination Date" above); and (ii) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter. If such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate that would then be in effect if such Determination Date had not been fixed.

          (d)   Common Stock Issued at Less Than Current Market. If the
                -----------------------------------------------
Corporation shall issue any Common Stock (or securities convertible into or exercisable for, Common Stock) for a consideration per share less than the Current Market Price per share of Common Stock on the date of such issuance (which consideration shall include any compensation received for the issuance of any securities convertible into or exercisable for such Common Stock), the Conversion Rate in effect immediately prior to each such issuance shall immediately (except as provided below) be adjusted such that the number of shares of Common Stock into which each share of Series B Preferred Stock shall thereafter be convertible shall be determined by multiplying the number of shares of Common Stock into which each share of Series B Preferred Stock was convertible on the date immediately F preceding such issue or sale by a fraction, (A) the denominator of which shall be the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Current Market Price at the time of such issue or sale plus
(y) the consideration received by the Corporation upon such issue or sale, and
(B) the numerator of which shall be the product derived by multiplying the Current Market Price at the tame of such issue or sale by the number of shares of Common Stock outstanding immediately after such issue or sale; provided, that this subsection (d) shall not apply to:

          (i) any transaction or distribution for which an adjustment has been made pursuant to any other subsection of this Section 6,

          (ii) the conversion or exchange of securities convertible or exchangeable for Common Stock or the exercise of rights or warrants issued to the holders of Common Stock, in each case only if an adjustment was made (or specifically not required to be made) in connection with the issuance of such securities, rights or warrants pursuant to any subsection of this Section 6,

          (iii) the conversion of shares of Series A Preferred Stock or Series B Preferred Stock, and

          (iv) Common Stock or options to purchase Common Stock issued to directors, officers or employees of the Corporation and its subsidiaries under bona fide benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law.

          (e)   Superseding Adjustment. If, at any time after any adjustment of
                ----------------------
the Conversion Rate shall have been made pursuant to Section 6(b) or Section 6(d) as the result of any issuance of warrants, options, rights or convertible securities,

          (A) such warrants, options or rights, or the right of conversion or exchange of such convertible securities, shall expire, and all or a portion of such warrants, options or rights, or the right of conversion or exchange with respect to all or a portion of such other convertible securities, as the case may be, shall not have been exercised, or

          (B) the consideration per share for which shares of common Stock are issuable pursuant to such warrants, options or rights, or the terms of such convertible securities, shall be increased solely by virtue or provisions therein contained for an automatic increase in such consideration per share upon the occurrence of a specified date or event, then such previous adjustment shall be rescinded and annulled and the additional shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such warrants, options or rights or convertible securities on the basis of:

          (i) treating the number of additional shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants, options or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

          (ii) treating any such warrants, options or rights or any such convertible securities which then remain outstanding as having been granted or issued immediately after the time of such increase of the consideration per share for which shares of Common Stock or other property are issuable under such warrants, options or rights or other convertible securities;

whereupon a new adjustment of the Conversion Rate shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled.

          (f) Reorganization, Reclassification, Merger. Consolidation or
              ----------------------------------------------------------
Disposition of Assets. In case the Corporation shall reorganize its capital,
---------------------
reclassify its capital stock, consolidate or merge with or into another corporation (where there is a change in or distribution with respect to the Common Stock of the Corporation other than a subdivision, combination or exchange otherwise provided for herein), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another Corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (herein referred to as "Other Property"), are to be received by or distributed to the holders of Common Stock of the Corporation, then each holder of Series B Preferred Stock shall have the right thereafter to receive, upon conversion of such Series B Preferred Stock, the number of shares of common stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification \\1\\ merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which such Series B Preferred Stock is convertible immediately prior to such event. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Corporation) shall expressly assume the due and punctual observance and performance of each and every term and condition of the Series B Preferred Stock to be performed and observed by the Corporation and all the obligations and liabilities hereof, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Corporation) in order to provide for adjustments of shares of the Common Stock for which Series B Preferred Stock is convertible which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 6. For purposes of this Section 6(f) "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event, and any warrants, options or other rights to subscribe for or purchase any such stock. The foregoing provisions of this
Section 6(f) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

          (g) Rounding of Calculations: Minimum Adjustment. All calculations
              --------------------------------------------
under this Section 6 shall be made to the nearest one hundredth (1/100th) of a share. Any provision hereof to the contrary notwithstanding, no adjustment in the Conversion Rate shall be made if the amount of such adjustment would require an increase or decrease of less than 1.0% in the Conversion Rate, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall require an increase or decrease of at least 1.0% in the Conversion Rate.

          (h) Timing of Issuance of Additional Common Stock Upon Certain
              ----------------------------------------------------------
Adjustments. If the provisions of this Section 6 shall require that an
-----------
adjustment shall become effective immediately after a Determination Date for an event, and prior to the occurrence of such event conversion rights under Section 5(a) are exercised, any shares of Common Stock issuable upon exercise by reason of adjustment shall be deemed the last shares of Common Stock for which such Series B Preferred Stock is exercised 4 F (notwithstanding any provision to the contrary herein) and such shares or other property shall be held in escrow for the holder of the Series B Preferred Stock by the Corporation to be issued to such holder conditioned upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Corporation and escrowed property returned.

          (i) Other Action Affecting Common Stock. In case at any time or from
              -----------------------------------
time to time the Corporation shall take any action in respect of its Common Stock, other than action described in this Section 6, then, unless such action will not have a material adverse effect upon the rights of the holders of Series B Preferred Stock, the Conversion Rate or number of shares of other stock for which Series B Preferred Stock is convertible shall be adjusted in such manner as may be equitable in the circumstances.

          (j) Taking of Record; Stock Transfer Books. In the case of all
              --------------------------------------
dividends or other distributions by the Corporation to the holders of its Common Stock with respect to which any provision of Section 6 refers to the taking of a record of such holders, the Corporation will in each such case take such a record arid will take such record as of the close of business on a business day. The Corporation will not at any time, except upon dissolution, liquidation or winding up of the Corporation, close its Common Stock transfer books or Series B Preferred Stock transfer books so as to result in preventing or delaying the conversion or transfer of any Series B Preferred Stock.

SECTION 7.  Notice.
            ------

          Upon the occurrence of any event which requires an adjustment pursuant to Section 6, the Corporation shall forthwith prepare a certificate to be executed by the chief financial officer of the Corporation setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and specifying the Conversion Rate after giving effect to such adjustment. The Corporation shall promptly cause a signed copy of such certificate to be delivered to each holder of Series B Preferred Stock. The Corporation shall keep at its principal executive office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by any holder of Series B Preferred Stock or any prospective purchaser of Series B Preferred Stock designated by any such holder. In addition, holders of Series B Preferred Stock shall be entitled to the same rights to receive notice of corporate action as any holder of Common Stock.

SECTION 8.  Reservation of Shares; Valid Issuance; Approvals.
            ------------------------------------------------

          The Corporation shall (A) reserve at all times so long as any shares of Series B Preferred Stock remain outstanding, free from preemptive rights, out of its treasury stock (if applicable) or its authorized but unissued shares of Common Stock, or both, solely for the purpose of effecting the conversion of the shares of Series B Preferred Stock, sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series B Preferred Stock, (B) take all necessary action so that all shares of Common Stock that are issued upon conversion of the shares of the Series B Preferred Stock shall, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof, and (C) take no action which will cause a contrary result.

          The Corporation shall use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Corporation to perform its obligations under these resolutions; provided, however, that nothing in this
                                         --------  -------
Section 8 shall require the Corporation to register any class of equity securities under the Securities Exchange Act of 1934, as amended, or to file any registration statement under the Securities Act of 1933, as amended, or to qualify any securities with any state or local governmental authorities in any jurisdiction. If, and so long as, any Common Stock into which the shares of Series B Preferred Stock are then convertible is listed on any national securities exchange, the Corporation shall, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

SECTION 9.  No Reissuance of Series B Preferred Stock.
            -----------------------------------------

          No Series B Preferred Stock acquired by the Corporation by reason of repurchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the class of Series B Preferred Stock and shall resume the status of authorized and unissued shares of Preferred Stock, $.001 par value, as described in the Corporation's Certificate of Incorporation, as amended.

SECTION 10. Definitions.
            -----------

          For purposes of this Designation the following terms shall have the following meanings:

          "Common Stock" shall mean all shares now or hereafter authorized of
           ------------
any class of common stock of the Corporation and any other stock of the Corporation, howsoever designated, authorized after the Issue Date, which has the right (subject always to prior rights of any class or series of preferred stock) to participate in the distribution of the assets and earnings of the Corporation without limit as to per share amount.

          "Conversion Date" shall mean, in the case of the automatic conversion
           ---------------
of the Series B Preferred Stock into Common Stock, the closing date of a Qualifying Public Offering, and in the case of the conversion of any shares of Series B Preferred Stock into Common Stock at the option of the holder thereof, the date that notice of conversion from such holder and certificates for shares of Series B Preferred Stock so to be converted is received by the Corporation.

          "Conversion Rate" shall initially mean the rate of one share of Common
           ---------------
stock for each share of Series B Preferred Stock unless and until such Conversion sate may be adjusted in accordance with the provisions of Section 6, and thereafter shall mean the Conversion Rate from time to time as so adjusted. All adjustments in the Conversion Rate shall be rounded to the nearest 1/100 of a share.

          "Current  Market Price" shall mean, in respect of any share of Common
           ---------------------
Stock on any date herein specified,

          (a) in case there is no public market for the Common Stock, the fair saleable value of such shares as of the last day of the most recent fiscal month prior to such date specified, as mutually agreed upon by the Corporation and the holders of a majority of the outstanding shares of Series B Preferred Stock (the "Majority Holders"). If no agreement is reached by such parties described in the immediately preceding sentence within 10 business days, the determination of value shall be made by an independent firm of investment bankers of recognized national standing mutually acceptable to the Majority Holders and the Corporation. The Corporation shall pay all costs and fees associated with any appraisal of value; or

          (b) it there shall then be a public market for the Common Stock and daily market prices can be determined in accordance with (i),
               (ii) or (iii) below, the average of the daily market prices for the 10 consecutive trading days immediately before such date. The daily market price for each such trading day shall be (i) the last sale price on such day on the principal stock exchange on which such Common Stock is then listed or admitted to trading,
               (ii) if no sale takes place on such day on any such exchange, the average of the last reported closing bid and asked prices on such day as officially quoted on any such exchange, or (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the average of the last reported closing bid and asked prices on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System.

          If Current Market Price is being determined pursuant to clause (a) above, the Current Market Price as of any date shall be determined on the basis of the value of the Corporation as a going concern, based on such valuation criteria as the Board of Directors or investment bankers selected pursuant to clause (a) above, as applicable, shall determine. The determination further shall be based on the assumption that immediately prior to such determination all warrants, rights and options to purchase preferred stock, Common Stock or convertible securities were exercised pursuant to their terms.

          "Determination Date" shall mean with respect to any dividend or other
           ------------------
distribution, the date fixed for the determination of the holders of shares of Common Stock entitled to receive such dividend or distribution, or if a dividend or distribution is paid or made without fixing such a date, the date of such dividend or distribution.

          "Investment Agreement" shall mean the Investment Agreement, dated on
           --------------------
or about August 30, 1995, by and among the Corporation, Sarnoff and SB.

          "Issue Date" shall mean the date that shares of Series B Preferred
           ----------
Stock are first issued by the Corporation.

          "Junior Security" means Common Stock and any other equity security
           ---------------
(other than the Series A Preferred Stock) of any kind which the Corporation at any time issues or is authorized to issue.

          "Liquidation Value" of any share of Series B Preferred Stock as of any
           -----------------
particular date will be equal to an amount in cash equal to the sum of, (i) (A) in the case of a First Option Share (as defined in the Investment Agreement) or a Second Option Share (as defined in the Investment Agreement; collectively, First Option Shares and Second Option Shares are referred to herein as the "Option Shares"), the exercise price paid by SB to the Corporation in respect of such share pursuant to the Investment Agreement, or (B) in the case of any share of Series B Preferred Stock other than an Option Share, $19.20 per share, and
(ii) the fair value of the SB License upon voluntary or, involuntary liquidation, dissolution or winding-up, as applicable ("SB License Fair Value"), divided by the number of outstanding shares of Series B Preferred Stock; provided, however, that to the extent that SB owns all of the issued and
--------  -------
outstanding shares of Series B Preferred Stock, SB shall be entitled to receive, in lieu of the foregoing, (i) an amount in cash equal to, (A) with respect to the Option Shares, the exercise price paid by SB to the Corporation in respect of such shares pursuant to the Investment Agreement, and, (B) with respect to all shares of Series B Preferred Stock other than the Option Shares $19.20 per share, and (ii) the SB License. For purposes of this ~ Designation, the SB License Fair Value shall be equal to, as of the date specified, the fair market value of the SB License as mutually agreed upon by the Corporation and the holders of a majority of the outstanding shares of Series B Preferred Stock (the "Majority Holders"). If no agreement is reached by such parties described in the immediately preceding sentence within 10 business days, the determination of value shall be made by an independent firm of investment bankers of recognized national standing mutually acceptable to the Majority Holders and the Corporation.

          "Qualifying Public Offering" shall have the meaning set forth in
           --------------------------
Section 5(b).

          "Research Agreement" shall mean the Development and License Agreement,
           ------------------
dated on or about August 30, 1995, by and among the Corporation, SB and Sarnoff.

          "Sarnoff" shall mean David Sarnoff Research Center, Inc., a Delaware
           -------
corporation.

          "Series A Preferred Stock" shall mean the Series A Convertible
           ------------------------
Preferred Stock, par value $.00l per share, of the Corporation.

          "SB" shall mean SmithKline Beecham plc, an English public limited
           --
company, and SmithKline Beecham Corporation, a Pennsylvania corporation.

          "SB License" shall mean certain licenses granted by SB to the
           ----------
Corporation as licensee and SB as licensor under the Research Agreement.

SECTION 11. Ranking.
            -------

          The Series B Preferred Stock shall rank senior to Junior Securities as to the distribution of assets on liquidation, dissolution and winding up of the Corporation. The Series B Preferred Stock shall rank on a parity with any other series of the Corporation' s Preferred Stock, par value $.001 per share, including the Series A Preferred Stock (except as otherwise provided in the Certificate of Designation relating to the Series A Preferred Stock), as to the distribution of assets on liquidation, dissolution or winding up.

SECTION 12. Notices.
            -------

          All notices referred to herein, except as otherwise expressly provided, will be made by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed.

SECTION 13. Registration of Transfer.
            ------------------------


          The Corporation shall keep at its principal office (or such other place as the Corporation designates) a register for the registration of shares of Series B Preferred Stock of the Corporation. Upon the surrender of any certificate representing shares of Series B Preferred Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of Series B Preferred Stock represented by the surrendered certificate (and the Corporation forthwith shall cancel such surrendered certificate), subject to the requirements of applicable securities laws and to any restrictions on transfer (including without limitation, those referred to in any legend on the certificate so surrendered). Each such new certificate shall be registered in such name and shall represent such number of shares of Series B Preferred Stock as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates f or any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance; provided, however, that the Corporation shall not be
                    --------- -------
required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the surrendered certificate.

SECTION 14. Replacement.
            -----------

          Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of Series B Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement satisfactory to the Corporation or, in the case of any such mutilation, upon surrender of such certificate, the Corporation shall execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of Series B Preferred Stock represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

SECTION 15. Restrictive Legend.
            ------------------

          The Series B Preferred Stock, and all shares of Common Stock issued upon conversion hereof, shall be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

SECTION 16. Exclusion Of Other Rights.
            -------------------------

          Except as may otherwise be required by law, the shares of Series B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth herein and in the Corporation's Certificate of Incorporation. The shares of Series B Preferred Stock shall have no preemptive or subscription rights.

SECTION 17. Headings of Subdivisions.
            ------------------------

          The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

SECTION 18. Severability.
            ------------

          If any right, preference or limitation of the Series B Preferred Stock set forth herein (as so amended) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth herein (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

                                    * * * *

                            CERTIFICATE OF AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION
                                       OF
                            ORCHID BIOCOMPUTER, INC.

          Orchid Biocomputer, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

     FIRST: That at a meeting of the Board of Directors of said corporation held on December 10, 1997, resolutions were adopted proposing and declaring advisable the following amendments to the Certificate of Incorporation of said corporation:

     RESOLVED: That ARTICLE FOURTH of the Corporation's Certificate of
               Incorporation, as amended, be further amended by deleting the first paragraph thereof in its entirety and inserting in lieu thereof the following:

               "4.  A.   Classes and Number of Shares.

               The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is Fourteen Million (14,000,000) shares, consisting of (i) Four Million (4,000,000) shares of preferred stock, par value $.001 per share (the "Preferred Stock"), and (ii) Ten Million (10,000,000) shares of common stock, par value $.001 per share (the "Common Stock")."

     RESOLVED: That ARTICLE FOURTH of the Certificate of Incorporation of the Corporation be further amended by amending the Certificate of Designation of the Series A Convertible Preferred Stock of the Corporation dated August 30, 1995 by deleting the reference to "700,000" in Section 1 thereof and replacing it with "1,600,000".

     RESOLVED: That ARTICLE FOURTH of the Certificate of Incorporation of the Corporation be further amended by amending the Certificate of Designation of the Series B Convertible Preferred Stock of the Corporation dated August 30, 1995 by (i) deleting in its entirety Section 6(d) thereof and replacing it with "[Intentionally Omitted]"; (ii) deleting the phrase "or Section 6(d)" in the first sentence of Section 6(e) thereof; and
               (iii) inserting the phrase "or issuance of Common Stock for a consideration per share less than the Current Market Price per share of Common Stock on the date of such issuance" in

               Section 6(i) thereof between the phrase "...described in this Section 6" and the immediately following comma.

     SECOND:   That in lieu of a meeting and vote of the stockholders,
stockholders representing a majority of the shares of stock entitled to vote have consented to said amendments in accordance with the provisions of Section 228(a) and 242 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendments has been given as provided in
Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice, or notice thereof has been waived pursuant to Section 229 of the General Corporation Law of the State of Delaware.

     THIRD:    That the aforesaid amendments were duly adopted in
accordance with the applicable provisions of Section 242, 141(f) and 228 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said Orchid Biocomputer, Inc. has caused this Certificate of Amendment to be signed by Dale R. Pfost, its President, and attested by Donald R. Marvin, its Secretary, dated as of the 22nd day of December, 1997.


                              ORCHID BIOCOMPUTER, INC.


                              By: /s/ Dale R. Pfost, Ph.D.
                                  ------------------------
                                  Dale R. Pfost, Ph.D.
                                  Its President

ATTEST:

/s/ Donald R. Marvin
-------------------------
Donald R. Marvin
Its Secretary

                           CERTIFICATE OF DESIGNATION

                                       OF
                      SERIES C CONVERTIBLE PREFERRED STOCK
                                       OF
                            ORCHID BIOCOMPUTER, INC.


          ORCHID BIOCOMPUTER, INC., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article 4 of its Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock designated as Series C Convertible Preferred Stock:

               "RESOLVED, that one additional series of the class of authorized Preferred stock of the Corporation be hereby created, to be designated Series C Convertible Preferred Stock consisting of 1,801,802 shares, which number of shares may be decreased (but not below the number of shares then outstanding) from time to time by the Board of Directors of the Corporation, and that the designation, preferences and other special or relative rights of the shares of Series C Convertible Preferred Stock shall be as set forth in Exhibit A attached hereto.

          IN WITNESS WHEREOF, Orchid Biocomputer, Inc. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Donald Marvin, its Secretary, duly authorized this 23rd day of December 1997.

                                   ORCHID BIOCOMPUTER, INC.


                                    By: /s/ Donald R. Marvin
                                        _________________________
                                    Name: Donald R. Marvin
                                    Title: Secretary

                                                                       EXHIBIT A
                                  DESIGNATION
                                       OF
                      SERIES C CONVERTIBLE PREFERRED STOCK
                                       OF
                            ORCHID BIOCOMPUTER, INC.



     Orchid Biocomputer. Inc., (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law"), hereby certifies as follows:


                                   ARTICLE 1
                                   ---------

                      Series C Convertible Preferred Stock
                      ------------------------------------


     Section A.1  Designation and Amount. The designation of this series of
                  ----------------------
capital stock shall be "Series C Convertible Preferred stock," par value $.001 per share (the "Series C Stock"). The number of shares, powers, terms, conditions, designations, preferences, and privilege, relative, participating, optional and other special rights, and qualifications, limitations and restrictions, if any, of the Series C Stock shall be as set forth herein. The number of authorized shares of the Series C Stock is 1,801,802.

     Section A.2  Ranking. The Corporation's Series C Stock shall rank, as to
                  -------
dividends and upon Liquidation (as defined in Section A.4(b) hereof), equally with each other and with each other holder of shares of Series A Convertible Preferred Stock (the "Series A Stock") and Series B Convertible Preferred Stock (the "Series B Stock"), previously issued by the Corporation and senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the holders of shares of Series C Stock pursuant to Section A.6(c) hereof.

     Section A.3  Dividend Provisions.
                  -------------------

          A.3(a) The holders of shares of Series C Stock shall be entitled to receive, when, as and if declared or paid by the Board of Directors on any shares of Series C Stock, out of funds legally available for that purpose, dividends and distributions (whether in cash, property or securities of the Corporation, including subscription or other rights to acquire securities of the Corporation). Whenever any dividend may be declared or paid on any shares of Series C Stock, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each other share of the Series C Stock then outstanding, so that all outstanding shares of Series C Stock will participate equally with each other ratably per share (calculated as provided in Section A.3(b) hereof).

          A.3(b) In connection with any dividend declared or paid hereunder, each share of Series C Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded up to the nearest one-tenth of a share. No fractional shares of capital stock shall be issued as a dividend hereunder. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the fair market value thereof on the last Business Day (as defined in Section A.8 hereof) immediately preceding the date for payment of dividends, as determined by the Board of Directors in good faith.

     Section A.4 Liquidation Rights.
                 ------------------

          A.4(a) With respect to rights on Liquidation (as defined in Section A.4(b) hereof), the Series C Stock shall rank equally with each other and with each other holder of shares of Series A Stock and of shares of Series B Stock and senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the holders of Series C Stock pursuant to Section A.6(c) hereof.

          A.4(b) Subject to Section A.4(a) above, in the event of any liquidation, dissolution or winding-up of the affairs of the Corporation (collectively, a "Liquidation"), the holders of shares of Series C Stock then outstanding (the "Series C Stockholders") shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on Liquidation junior to such Series C Stock, an amount per share equal to the Original Purchase Price (as defined in Section A.8 hereof), plus, in each case, an amount equal to any accrued and declared but unpaid dividends thereon pursuant to Section A.3(a) hereof.

          A.4(c) Subject to Section A.4(a) above, if, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series C Stockholders the full amount as to which each of them shall be entitled pursuant to Section A.4(b), then the Series C Stockholders shall first share ratably in any distribution of assets according to the respective amounts which would be payable to them in respect of the shares held upon such distribution if all amounts payable on or with respect to such shares were paid in full. For purposes of calculating the amount of any payment to be paid upon any such Liquidation, each share of Series C Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one-tenth of a share.

          A.4(d) In the event of any Liquidation, after payment shall have been made to the Series C Stockholders of the full amount to which they shall be entitled pursuant to Section A.4(b), with respect to each other class or series of capital stock (other than Common Stock) ranking on Liquidation junior to such Series C Stock (in descending order of seniority), the Series C Stockholders, as a class, shall be entitled to receive an amount equal (and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed among the Series C Stockholders in an equal amount per share of the Series C Stock then outstanding. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series C Stockholders and a class or series of capital stock (other than the Common Stock) junior to the Series C Stock the full amounts to which they shall be entitled pursuant to the next preceding sentence, the holders of the Series C Stock and such other class or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series C Stock (pursuant to Section A.4(b)) and such junior class or series of capital stock which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

          A.4(e)     In the event of any Liquidation, after payment shall have
been made to the Series C Stockholders of the full amount to which they shall be entitled as aforesaid, with respect to the Common Stock the Series C Stockholders as a class shall be entitled to share ratably (calculated with respect to such Series C Stock as provided in the next sentence) with the Common Stockholders in all remaining assets of the Corporation available for distribution to its stockholders. For purposes of calculating the amount of any payment to be paid upon any such Liquidation, each share of such Series C Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one-tenth of a share.

          A.4(f)(i)   In the event of and simultaneously with the closing of an
Event of Sale (as hereinafter defined), the Corporation shall (unless waived pursuant to Section A.4(f)(v) or otherwise prevented by law) redeem all of the shares of Series C Stock then outstanding for a cash amount per share determined as set forth herein (the "Special Liquidation Price," said redemption being referred to herein as a "Special Liquidation"). For all purposes of this Section A.4(f), the Special Liquidation Price shall be equal to that amount per share which would be received by each Series C Stockholder if, in connection with an Event of Sale, all consideration paid in exchange for the assets or the shares of capital stock (as the case may be) of the Corporation were actually paid to and received by the Corporation and the Corporation were immediately thereafter liquidated and its assets distributed pursuant to Section A.4(a) through (e) hereof. To the extent that one or more redemptions (as described in Section A.5 hereof) and/or Special Liquidations are occurring concurrently, the Special Liquidation under this Section A.4(f) shall be deemed to occur first. The date upon which the Special Liquidation shall occur is sometimes referred to herein as the "Special Liquidation Date".

          A.4(f)(ii) At any time on or after the Special Liquidation Date, a Series C Stockholder shall be entitled to receive the Special Liquidation Price for each such share of Series C Stock owned by such holder. Subject to the provisions of Section A.4(f)(iii) hereof, payment of the Special Liquidation Price will be made upon actual delivery to the Corporation or its transfer agent of the certificate representing such shares of Series C Stock.

          A.4(f)(iii) If on the Special Liquidation Date less than all the shares of Series C Stock then outstanding may be legally redeemed by the Corporation, the Special Liquidation shall be pro rata with respect to such
                                              --- ----
Series C Stock based upon the number of outstanding shares of Series C Stock then owned by each holder thereof.

          A.4(f)(iv) On and after any Special Liquidation rate, all rights in respect of the shares of Series C Stock to be redeemed shall cease and terminate except the right to receive the applicable Special Liquidation Price as provided herein, and such shares of Series C Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares of Series C Stock have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment
             --------  -------
of the Special Liquidation Price with respect to any Series C Stock, the rights of the holder(s) thereof with respect to such shares of Series C Stock shall continue until the Corporation cures such default.

          A.4(f)(v) Anything contained herein to the contrary notwithstanding, the provisions of this Section A.4(f) may be waived by the holders of 66 2/3% in voting power of the share of Series C Stock then outstanding, by delivery of written notice of waiver to the Corporation prior to the closing of any Event of Sale, in which event the Corporation shall not redeem any shares of Series C Stock pursuant to this Section A.4(f).

          A.4(f)(vi) Any notice required to he given to the holders of shares of Series C Stock pursuant to Section A.7(f) hereof in connection with an Event of Sale shall include a statement by the Corporation of (A) the Special Liquidation Price which each Series C Stockholder shall be entitled to receive upon the occurrence of a Special Liquidation under this Section A.4(f) and (B) the extent to which the Corporation will, if at all, be legally prohibited from paying each holder of Series C Stock the Special Liquidation Price.

          A.4(f)(vii) For purposes of this Section A.4(f), an "Event of Sale" shall mean (A) the merger or consolidation of the Corporation into or with another corporation, partnership, joint venture, trust or other entity, or the merger or consolidation of any corporation into or with the Corporation (in which consolidation or merger the stockholders of the Corporation receive distributions of cash or securities as a result of such consolidation or merger in complete exchange for their shares of capital stock of the Corporation), or
(B) the sale or other disposition of all or substantially all the assets of the Corporation, unless, upon consummation of such merger, consolidation or sale of assets, the holders of voting securities of the Corporation immediately prior to such transaction continue to own directly or indirectly not less than a majority of the voting power of the surviving corporation.


     Section A.5  Redemption.
                  ----------

     A.5(a)(i) Subject to Section A.5(a)(v) of this Section A.5, on or after December ____, 2002, the Corporation shall (unless otherwise prevented by law) at the request of holders of not less than 66 2/3% in voting power of the then outstanding shares of Series C Stock (each, a "Requesting Preferred Stockholder" and collectively, the "Requesting Preferred Stockholders") redeem all (but not less than all) of the outstanding Series C Stock owned by such Requesting Preferred Stockholders. The redemption price per share (the "Redemption Payment") shall be equal to the Original Purchase Price for each Series C Stock, which amounts shall be paid by the Corporation in three equal annual installments, each of which redemption payment installments shall be increased by an amount equal to any accrued but unpaid dividends thereon to the respective date of such redemption installment payment (each hereinafter referred to as a "Redemption Date"), with the first such redemption to be upon not less than 40 days prior written notice to the Corporation in accordance with Section A.5(a) of this Article.

     A.5(a)(iii) On and after the respective Redemption Date all rights of any Requesting Preferred Stockholder with respect to the Series C Stock to be redeemed on such date as applicable, owned by such Requesting Preferred Stockholder, except the right to receive the Redemption Payment as provided herein, shall cease, and such shares shall no longer be deemed to be outstanding, whether or not the Corporation has received the certificates representing such shares; provided, however, that if the Corporation defaults in
                          --------  -------
the payment of the Redemption Payment the rights of the Requesting Preferred Stockholder shall continue until the Corporation cures such default.

     A.5(a)(iii) Any Requesting Preferred Stockholder shall send notice of its redemption request (the "Redemption Notices) pursuant to this Section A.5(a), by first-class, certified mail, return receipt requested, postage prepaid to the Corporation at its principal place of business. At any time on or after a Redemption Date, the Requesting Preferred Stockholders, with respect to the shares of Series C Stock requested by such Requesting Preferred Stockholders to be redeemed on a Redemption Date in accordance with this Section A.5(a) shall be entitled to receive the Redemption Payment in three equal installments, the first of which installments shall be made upon actual delivery to the Corporation or its transfer agent of the certificate or certificates representing the shares of Series C Stock to be redeemed.

     A.5(a)(iv) If the assets of the Corporation available for any redemption pursuant to this Section A.5(a) shall be insufficient to pay, or if the Corporation upon any redemption shall be prevented by law from paying, the aggregate of the Redemption Payments owing on such Redemption Date, then (i) the Requesting Preferred Stockholders shall share ratably in any such redemption according to the respective amounts which would be payable in respect of such shares if the Redemption Payment installments then payable with respect to the Requesting Preferred Stockholders were paid in full, and any such Redemption Payment installment with respect to the Requesting Preferred Stockholders shall be made in full before any payment shall be made to the holders of any stock ranking on redemption junior to the Series C Stock (with respect to rights to redemption, the Series C Stock shall be pari passu and shall rank prior to the
                                        ---- -----
Common Stock). At any time thereafter when additional funds of the Corporation are legally available for the redemption of any Series C Stock of the Requesting Preferred Stockholders not redeemed on the Redemption Date, such funds will immediately be used to redeem the balance of the Series C Stock of the Requesting Preferred Stockholders which the Corporation became obligated to redeem on such Redemption Date, but which it has not so redeemed, prior to the redemption of any other shares of Preferred Stock of the Corporation.

     A.5(a)(v)   Anything contained in this Section A.5(a) to the contrary
notwithstanding, the holders of Series C Stock shall have the right, exercisable at any time up to the fifth Business Day prior to the close of business on a Redemption Date (unless the Corporation shall default in, or be legally prohibited from, paying the installment payment of the Redemption Price as herein provided, in which event such right shall be exercisable until such default is cured), to convert all or any part of such shares requested by such holder to be redeemed as herein provided into shares of Common Stock pursuant to Section A.7 of this Article. If, and to the extent, any Series C Stock so entitled to redemption are converted into shares of Common Stock by the holders thereof prior to the close of business on such Redemption Date, the total number of Series C Stock otherwise to be redeemed on such Redemption Date shall be reduced by the number of Series C Stock so converted.

     A.5(a)(vi) Shares of Series C Stock are not subject to or entitled to the benefit of a sinking fund.

     Section A.6  Voting.
                  ------

          A.6(a)     In addition to any other rights provided for herein or by
law, the Series C Stockholders shall be entitled to vote on all matters as to which Common Stockholders shall be entitled to vote, in the same manner and with the same effect as such Common Stockholders. In any such vote, each share of Series C Stock shall entitle the holder thereof to the number of votes per share that equals the number of shares of Common Stock (including fractional shares) into which each such share of Series C Stock is then convertible, rounded up to the nearest one-tenth of a share.

          A.6(b)(i) In addition to the rights specified in Section A.6(a), the holders of a majority in voting power of the Series C Stock, voting as a separate class, shall have the exclusive right to elect two directors to the board of Directors of the Corporation (the "Series C Preferred Directors"). In any election of Series C Preferred Directors pursuant to this Section A.6(b), each Series C Stockholder shall be entitled to one vote for each share of the Series C Stock held, and no Series C Stockholder shall be entitled to cumulate its votes by giving one candidate more than one vote per share. The exclusive voting right of the Series C Stockholders, contained in this Section A.6(b), may be exercised at a special meeting of the Series C Stockholders called as provided in accordance with the By-laws of the Corporation, at any annual or special meeting of the stockholders of the Corporation, or by written consent of such Series C Stockholders in lieu of a meeting. The Series C Preferred Directors elected pursuant to this Section A.6(b) shall serve from the date of their election and qualification until their successors have been duly elected and qualified.

          A.6(b)(ii) A vacancy in the directorships to be elected by the Series C Stockholders (including any vacancy created on account of an increase in the number of directors on the Board of Directors), pursuant to Section A.6(b)(i), may be failed only by a vote at a meeting called in accordance with the By-laws of the Corporation or written consent in lieu of such meeting of (A) the holders of at least a majority in voting power of such Series C Stock or (B) the remaining director(s) elected by the Series C Stockholders.

          A.6(c)     The Corporation shall not, without the affirmative approval of the holders of shares representing at least sixty-six and two-thirds percent (66 2/3%) of the voting power of the Series C Stock then outstanding (determined as set forth in the second sentence of Section A6(a) hereof), acting separately from the holders of Common Stock or any other securities of the Corporation given by written consent in lieu of a meeting or by vote at a meeting called for such purpose, for which meeting or approval by written consent timely and specific notice (a "Notice") shall have been given to each holder of such Series C Stock, in the manner provided in the By-laws of the Corporation: (i) sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets or assets or properties in a single or series of related transactions in excess of 10% of the then net worth of the Corporation, (ii) except as otherwise required by this Certificate of Designation, declare or pay any dividend or make any distribution with respect to shares of its capital stock (whether in cash, shares of capital stock or other securities or property); (iii) except as otherwise required by this Certificate of Designation or in any agreement approved by the Board of Directors with an officer, director, employee or consultant providing for the repurchase of any of its capital stock owned by such officer, director, employee or consultant at the option of the Corporation, make any payment on account of the purchase, redemption or other retirement of any share of capital stock of the Corporation, or distribute to Common Stockholders shares of the Corporation's capital stock (other than Common Stock) or other securities of other entities, evidences of indebtedness issued by the Corporation or other entities, or other assets or options or rights; (iv) merge or consolidate with or into, or permit any subsidiary to merge or consolidate with or into, any other corporation, corporations or other entity or entities; (v) voluntarily dissolve, liquidate or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution; (vi) in any manner alter or change the designations, powers, preferences, rights, qualifications, limitations or restrictions or the Series C Stock; (vii) take any action to cause any amendment, alteration or repeal of any of the provisions of Certificate of Designation or the By-laws of the Corporation, which amendment, alteration or repeal adversely affects the powers, preferences or rights pertaining to the Series C Stock; (viii) authorize, designate, create, issue or agree to issue any shares of Preferred Stock or other capital stock of the Corporation (including, without limitation, additional shares of Series C Stock) ranking senior to or pari passu with the Series C Stock with respect to dividends or liquidation; or
(ix) amend or modify any stock option plan of the Corporation or any stock option agreement or restricted stock purchase agreement or stock restriction agreement entered into between the Corporation and its employees, officers, directors, consultants, contractors and/or any other signatory thereto (including, without limitation, to accelerate the vesting schedule or exercise date or dates of any such option or in any stock option agreement or waive or modify the Corporation's repurchase rights with respect to any shares of the Corporation's stock issuable pursuant to any restricted stock purchase agreement or stock restriction agreement) except for immaterial changes either made thereto from time to time by officers of the Corporation or approved in writing by both of the Series C Preferred Directors.

     Section A.7  Conversion.
                  ----------

          Section A.7(a)(i) Any Series C Stockholder shall have the right, at any time or from time to time, to convert any or all of its Series C Stock into that number of fully paid and nonassessable shares of Common Stock for each share of Series C Stock so converted equal to the quotient of the Original Purchase Price for such share divided by the Conversion Price for such share (as defined in Section A.7(d) hereof), as last adjusted and then in effect, rounded up to the nearest one-tenth of a share; provided, however, that cash shall be
                                        --------  -------
paid in lieu of the issuance of fractional shares of Common Stock, as provided in Section A.7(c)(ii) hereof.

          A.7(a)(ii) Any Series C Stockholder who exercises the right to convert shares of Series C Stock into shares of Common Stock, pursuant to this Section
A.7. shall be entitled to payment of all declared but unpaid dividends payable with respect to such Series C Stock pursuant to Section A.3(a) herein, up to and including the Conversion Date (as defined in Section A.7(b)(ii) hereof).

          A.7(b)(i) Any Series C Stockholder may exercise the right to convert such shares into Common Stock pursuant to this Section A.7 by delivering to the Corporation during regular business hours, at the office of the Corporation or any transfer agent of the Corporation or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted (the "Series C Preferred Certificate"), duly endorsed or assigned in blank to the Corporation (if required by it).

          A.7(b)(ii)   Each Series C Preferred Certificate shall be accompanied
by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock (the "Common Certificate") are to be issued. Such conversion shall be deemed to have been effected on the date when such delivery is made, and such date is referred to herein as "Conversion Date".

          A.7(b)(iii) As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, at the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fractional interest in any shares of Common Stock, as provided in Section A.7(c)(ii) hereof, payable with respect to the shares so converted up to and including the Conversion Date.

          A.7(b)(iv)   The person in whose name the certificate or certificates
for Common Stock are to be issued shall be deemed to have become a holder of record of Common Stock on the applicable Conversion Date, unless the transfer books of the Corporation are closed on such Conversion Date, in which event the holder shall be deemed to have become the stockholder of record on the next succeeding date on which the transfer books are open, provided that the Conversion Price shall be that Conversion Price in effect on the Conversion Date.

          A.7(b)(v)    Upon conversion of only a portion of the number of shares
covered by a Series C Preferred Certificate, the Corporation shall issue and deliver to or upon the written order of the holder of such Series C Preferred Certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Series C Stock representing the unconverted portion of the Series C Preferred Certificate, which new certificate shall entitle the holder thereof to all the rights, powers and privileges of a holder of such shares.

          A.7(c)(i)    If a Series C Stockholder shall surrender more than one
share of Series C Stock for conversion at any one time, then the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series C Stock so surrendered.

          A.7(c)(ii)   No fractional shares of Common Stock shall be issued upon
conversion of Series C Stock. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the Current Market Price thereof on the Conversion Date, as determined in accordance with Section A.7(d)(vii) hereof.

          A.7(d)       For all purposes of this Part A, the "Conversion Price"
with respect to the Series C Stock shall be equal to the Original Purchase Price (as hereinafter defined) with respect to each such share of Series C Stock, subject to adjustment from time to time as follows:

                       A.7(d)(i) If the Corporation shall, at any time or from time to time after the Original Issuance Date, issue any shares of Common Stock or other securities convertible into, or exchangeable or exercisable for, shares of Common Stock (including, but not limited to,

Series C Stock), in each case other than Excluded Stock (as hereinafter defined), for a consideration per share less than the applicable Conversion Price in effect immediately prior to the issuance of such Common Stock, or other securities, the Conversion Price for Series C Stock in effect immediately prior to each such issuance shall automatically (except as otherwise provided in this Section A.7(d)(i) be lowered to an amount determined as follows:

          First:    multiply total number of shares of Common Stock outstanding
                    --------
     (including any shares of Common Stock deemed to have been issued pursuant to subdivision (A.7(a)(i) of this clause (iv)) immediately prior to such issuance (it being understood that the shares of Common Stock issuable upon conversion of Series C Stock shall be deemed to be outstanding for all purposes of the computation required in this clause A.7(d)(i)) by the Conversion Price to be adjusted (as in effect immediately prior to such issuance);

       Second:      add the consideration received by the Corporation upon such
                    ---
     issuance to the product determined in clause "First": and

       Third:       divide the sum determined in clause "Second" by the total
                    ------
     number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision A.7(a)(i) immediately after the issuance of such Common Stock (it being understood that the shares of Common Stock issuable upon conversion of the Series C Stock shall be deemed to be outstanding for all purposes of the computation required in this Clause A.7(a)(i)).

     For the purposes of any adjustment of the Conversion Price pursuant to this Section A.7(d)(i), the following provisions shall be applicable:

                    A.7(d)(i)(A) In the case of the issuance of Common Stock in whole or in part for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof, plus the value of any property other than cash received by the Corporation, determined as provided in Section A.7(d)(i)(13) hereof.

                    A.7(d)(i)(B) In the case of the issuance of Common Stock for a consideration in whole or in part in property other than cash, the value of such property or consideration other than cash shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors, irrespective of any accounting treatment: provided, however, that
                                                     --------  -------
such fair market value as determined by the Board of Directors shall not exceed the aggregate Current Market Price (as defined in Section A. 7(d)(vii) hereof) of the shares of Common Stock being issued, less any cash consideration paid for such shares, determined as provided in Section A.7(d)(i)(A) hereof.

                    A.7(d)(i)(C) In the ease of the issuance of Common Stock for consideration in whole or in part other than cash or property, the value of such consideration shall be deemed to be the aggregate par value of such Common Stock (or the aggregate stated value if such Common Stock, has no par value), less the value of any other consideration received by the Corporation, determined as provided in Sections A..7(d)(i)(A) and (B) hereof.

               A. 7(d)(i)(D)   In the case of the issuance of options or other
rights to purchase or subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or other rights to subscribe for such convertible or exchangeable securities (collectively, the "Convertible Securities"):

               A.7(d)(i)(D)(l) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Section A.7(d)(i)(A), (B) and (C) hereof), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby (the consideration in each case to be determined in the manner provided in Sections A.7(d)(i)(A), (B) and (C) hereof);

               A.7(d)(i)(D)(2) the aggregate maximum number of shares of Common Stock deliverable upon conversion of, or in exchange for, any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections A.7(d)(i)(A), (B) and (C) hereof);

               A.7(d)(i)(D)(3) if there is any change in the exercise price of, or number of shares deliverable upon exercise of, any such option or rights or upon the conversion or exchange of any such convertible or exchangeable securities (other than a change resulting from the antidilution provisions thereof), then the Conversion Price shall automatically be readjusted in proportion to such change; no further adjustments in the Conversion Price for the Series C Stock shall be made upon the subsequent issuance of Convertible Securities or shares of Common Stock upon the exercise of the Convertible Securities; and

               A.7(d)(i)(D)(4) upon the expiration without being exercised of any such options or rights or the termination of any such rights to convert or exchange such convertible or exchangeable securities, the Conversion Price shall be automatically readjusted to the Conversion Price that would have obtained had such unexercised options, rights or convertible or exchangeable securities not been issued.

               A.7(d)(ii) "Excluded Stock" shall mean:

                         A.7(d)(ii)(A) Shares of Common Stock issued upon
conversion of any shares of Series C Stock;

               A.7(d)(ii)(B) 750,000 shares of Common Stock issued or issuable to officers, directors, employees or independent contractors of or consultants to the Corporation, pursuant to any agreement, plan or arrangement approved by the Board of Directors and the options exercisable for the foregoing shares;

               A.7(d)(ii)(C) Common Stock issued as a stock dividend payable in shares of Common Stock, or capital stock of any class issuable upon any subdivision, recombination, split-up or reverse stock split of all the outstanding shares of such class of capital stock;

               A.7(d)(ii)(D) Common Stock issued upon a conversion of any Series A Stock or Series B Stock;

               A.7(d)(ii)(E) Any securities issued pursuant to the acquisition by the Corporation or by a corporation, all of the capital stock of which is owned by the Corporation (the "Subsidiary"), of any other corporation, partnership, joint venture, trust or other entity by any merger, stock acquisition, reorganization, purchase of substantially all assets or otherwise in which the Corporation or the subsidiary, or the stockholders of record of the Corporation or the Subsidiary immediately prior to the effective date of such transaction, directly or indirectly, own at least a majority of the voting power of the acquired entity or the resulting entity after such transaction.

               A.7(d)(ii)(F) securities sold by the Corporation in a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1.

               A.7(d)(ii)(G) 335,000 shares of Common Stock issuable upon the exercise of warrants issued or to be issued.

               A.7(d)(iii)   If the number of shares of Common Stock outstanding
at any time after the Original Issuance Date (as hereinafter defined) is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up the Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series C Stock shall be increased in proportion to such increase in outstanding shares.

               A.7(d)(iv)    1f, at any time after the Original Issuance Date,
the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series C Stock shall be decreased in proportion to such decrease in outstanding shares.

               A.7(d)(v)     In the event, at any time after the Original
Issuance Date, of any capital reorganization, or any reclassification of the capital stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the powers, designations, preferences and rights, or the qualifications, limitations or restrictions, if any, of the capital stock of the Corporation) or of the sale or other disposition of all or substantially all the properties and assets of the Corporation as an entirety to any other person (any such transaction, an "Extraordinary Transaction"), then the Corporation shall provide appropriate adjustment to the Conversion Price with respect to each share of Series C Stock outstanding after the effectiveness of such Extraordinary Transaction (and excluding any Series C Stock redeemed pursuant to Section A.4(f) hereof in connection therewith) such that each share of Series C Stock outstanding immediately prior to the effectiveness of the extraordinary Transaction (other than the shares redeemed pursuant to Section A.4(f) hereof) shall be convertible into the kind and number of shares of stock or other securities or property of the Corporation, or of the corporation resulting from or surviving such Extraordinary Transaction, that a holder of the number of shares of Common Stock deliverable (immediately prior to the effectiveness of the Extraordinary Transaction) upon conversion of such share of Series C Stock would have been entitled to receive upon such Extraordinary Transaction. The provisions of this Section A.7(d)(v) shall similarly apply to successive Extraordinary Transactions.

               A.7(d)(vi)     All calculations under this Section A.7(d) shall
be made to the nearest one-tenth of a cent ($.00l) or to the nearest one-tenth of a share, as the case may be.

               A.7(d)(vii)    For the purpose of any computation pursuant to
Section A.7(c) hereof or this Section A.7(d), the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 30 consecutive business days ending on the fifth (5th) business day before the day in question (as adjusted for any stock dividend, split-up, combination or reclassification that took effect during such 30-business-day period) as follows:

               A.7(d)(vii)(A) If the Common Stock is listed or admitted for trading on a national securities exchange, then the closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

               A.7(d)(vii)(B) If the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the last reported sales price, or if there is no such sale price, the average of the last reported bid anti asked prices, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such day.

               A.7(d)(vii)(C) If the Common Stock is not at the time quoted on the NASDAQ, then such price shall be equal to the last reported bid and asked prices on such day as reported by the National Quotation Bureau, Inc., or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.

               A.7(d)(vii)(D) If the Common Stock is not traded in such manner that the quotations referred to in this Section A.7(d)(vii) are available for the period required hereunder, then the Current Market Price shall be the fair market value of such share, as determined in good faith by a majority of the entire Board of Directors.

               A.7(d)(viii) In any case in which the provisions of this
Section A.7(d) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any shares of Series C Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment, and
(B) paying to such holder any cash amounts in lieu of fractional shares pursuant to Section A.7(c)(ii) hereof; provided, however, that the Corporation shall
                              --------  -------
deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

               A.7(d)(ix) If a state of facts shall occur that, without being specifically controlled by the provisions of this Section A.7, would not fairly protect the conversion rights of the holders of the Series C Stock in accordance with the essential intern and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

               A.7(e) Whenever the Conversion Price shall be adjusted as provided in Section A.7(d) hereof, the Corporation shall forthwith file and keep on record at the office of the Secretary of the Corporation and at the office of the transfer agent for the Series C Stock or at such other place as may be designated by the Corporation, a statement, signed by its President or Chief Executive Officer and by its Treasurer or Chief Financial Officer, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each Series C Stockholder at such holder's address appearing on the Corporation's records. Where appropriate, such copy shall be given in advance of any such adjustment and shall be included as part of a notice required to be mailed under the provisions of Section A.7(t) hereof.

               A.7(f) In the event the Corporation shall propose to take any action of the types described in Section A.7(d)(i), (iii), (iv) or (v) hereof, or any other Event of Sale, the Corporation shall give notice to each Series C Stockholder in the manner set forth in Section A.7(e) hereof, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price with respect to the Series C Stock, and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon each conversion of Series C Stock. In the case of any action that would require the fixing of a record date, such notice shall be given at least 20 days prior to the record date so fixed, and in the case of any other action, such notice shall be given at least 30 days prior to the taking of such proposed action.

               A.7(g) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Series C
Stock: provided, however that the Corporation shall not be required to pay any
       --------  -------
taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Series C Stockholder in respect of which such shares of Series C Stock are being issued.

               A.7(h) The Corporation shall reserve out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the Series C Stock sufficient shares of Common Stock to provide for the conversion of all outstanding shares of Series C Stock.

               A.7(i) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, not subject to any preemptive or similar rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

               A.7(j) in the event that, at any time while any of the Series C Preferred Stock shall be outstanding, the Corporation shall consummate an underwritten public offering on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock providing aggregate net proceeds to the Corporation equal to at least $25,000,000 having a per share offering price of at least $15.00 as presently constituted (a "Qualifying Public Offering"), then all outstanding shares of Series C Preferred Stock shall, automatically and without further action on the part of the holders of the Series C Preferred Stock, be converted into shares of Common Stock with the same effect as if the certificates evidencing such shares had been surrendered for conversion, such conversion to be effective simultaneously with the closing of such public offering; provided, however, that certificates evidencing the shares of Common Stock issuable upon such conversion shall not be issued except on surrender of the certificates for the shares of the Series C Preferred Stock so converted. Each share of Series C Preferred Stock shall be converted into fully paid and nonassessable shares (calculated to the nearest 1/100 of a share) of Common Stock at the Conversion Price in effect on the Conversion Date.

          Section A.8  Definitions. As used in Section A of this Certificate of
                       -----------
Designation, the following terms shall have the corresponding meanings:

               "Business Day" shall mean any day other than a Saturday, Sunday or public holiday in the state where the principal executive office of the Corporation is located.

               "Original issuance Date" with respect to any share of Series C Stock shall mean the dare of first issuance of such share.

               "Original Purchase Price" shall mean, with respect to the Series C Stock, $11.10 per share, subject, for all purposes other than Section A.7 hereof (which provisions shall be applied in accordance with their own terms), to Proportional Adjustment.

               "Proportional Adjustment" shall mean an adjustment made to the price of the Series C Stock upon the occurrence of a stock split, reverse stock split, stock dividend, stuck combination, reclassification or other similar change with respect to such security, such that the price of one share of the Series C Stock before the occurrence of any such change shall equal the aggregate price of the share (or shares or fractional share) of such security (or any other security) received by the holder of the Series C Stock with respect thereto upon the effectiveness of such change.

                                   ARTICLE II

                                    Notices
                                    -------

     All notices referred to herein, except as otherwise expressly provided, will be made by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed.

                            Headings of Subdivisions
                            ------------------------

     The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

                                  Severability
                                  ------------

     If any right, preference or limitation of the Series C Stock set forth herein is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth herein which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such rights, preference or limitation unless so expressed herein.

     IN WITNESS WHEREOF, the undersigned has caused this Certificate of Designation to be duly executed on behalf of the Corporation as of December 23, 1997.



                                    By: /s/ Dale R. Pfost
                                        --------------------------
                                        Dale R. Pfost, President

ATTEST: /s/ Donald R. Marvin
        ------------------------
        Donald R. Marvin
        Secretary

                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION
                                       OF

                            ORCHID BIOCOMPUTER, INC.


     It is hereby certified that:


FIRST:    The name of the corporation is Orchid Biocomputer, Inc., (the
-----
          "Corporation").


SECOND:   That Article FOURTH of the Corporation's Certificate of Incorporation,
------
          as amended, be further amended by deleting the first paragraph thereof in its entirety and inserting in lieu thereof the following:

          "4.  A.  Classes and Number of Shares.

               The total number of shares of all classes of capital stock that the Corporation shall have authority to issue is Fourteen Million, Four Hundred Thousand (14,400,000) shares, consisting of (i) Four Million, Four Hundred Thousand (4,400,000) shares of preferred stock, par value $.001 per share (the "Preferred Stock"), and (ii) Ten Million (10,000,000) shares of common stock, par value $.001 per share (the "Common Stock")."


THIRD:    That Article FOURTH of the Certificate of Incorporation be further
-----
          revised by amending the Certificate of Designation of the Series A Convertible Preferred Stock of the Corporation, dated August 30, 1995 (the "Series A Certificate of Designation") by deleting Section 6(d)(iii) thereof and by inserting in lieu thereof the following:

               "(iii)    the conversion of shares of Series A Preferred Stock,
            Series B Preferred Stock or Series C Preferred Stock; and"

FOURTH:   That Article FOURTH of the Certificate of Incorporation be further
------
          revised by amending the Series A Certificate of Designation by deleting the definition of "Junior Security" located in Section 10, paragraph 6 and by inserting in lieu thereof the following:

                    "Junior Security" means Common Stock and any other equity
                     ---------------
               security (other than the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock) of any kind which the corporation at any time issues or is authorized to issue."


FIFTH:    That Article FOURTH of the Certificate of Incorporation be further
-----
          revised by amending the Series A Certificate of Designation by deleting Section 11 in its entirety and by inserting in lieu thereof, the following:

                    "The Series A Preferred Stock shall rank senior to
               Junior Securities as to the distribution of assets on liquidation, dissolution and winding up of the Corporation. The Series A Preferred Stock shall rank on a parity with any other series of the Corporation's Preferred Stock, par value $.001 per share (except as otherwise provided in the Certificate of Designation relating to such series of Preferred Stock), as to the distribution of assets on liquidation, dissolution or winding up."

SIXTH:    That Article FOURTH of the Certificate of Incorporation be further
-----
          revised by amending the Certificate of Designation of the Series B Convertible Preferred Stock of the Corporation dated August 30, 1995 (the "Series B Certificate of Designation") by deleting Section 6(d)(iii) thereof and by inserting in lieu thereof the following:

                    "(iii)  the conversion of shares of Series A Preferred
               Stock, Series B Preferred Stock or Series C Preferred Stock; and"


SEVENTH:  That Article FOURTH of the Certificate of Incorporation be further
-------
          revised by amending the Series B Certificate of Designation by deleting the definition of Junior Security located in Section 10, paragraph 8, and by inserting in lieu thereof the following:

                    "Junior Security" means Common Stock and any other equity
                     ---------------
               security (other than the Series A Preferred Stock, the
               Series B Preferred Stock and the Series C Preferred
               Stock) of any kind which the corporation at any time issues or is authorized to issue."

EIGHTH:   That Article FOURTH of the Certificate of Incorporation be further
------
          revised by amending the Series B Certificate of Designation by deleting Section 11 in its entirety and by inserting in lieu thereof, the following:

                    "The Series B Preferred Stock shall rank senior to
               Junior Securities as to the distribution of assets on liquidation, dissolution and winding up of the Corporation. The Series B Preferred Stock shall rank on a parity with any other series of the Corporation's Preferred Stock, par value $.001 per share (except as otherwise provided in the Certificate of Designation relating to such series of Preferred Stock), as to the distribution of assets on liquidation, dissolution or winding up."


NINTH:    That Article FOURTH of the Certificate of Incorporation be further
-----
          revised by amending the Certificate of Designation of the Series C Convertible Preferred Stock of the Corporation dated December 24, 1997 (the "Series C Certificate of Designation") by deleting in its entirety the last sentence of Section A.1 of Article and inserting in lieu thereof the following:

               "The number of authorized shares of the Series C Stock is Two Million, Four Hundred Ninety-Three Thousand, Six Hundred Ninety-Two".

TENTH:    That Article FOURTH of the Certificate of Incorporation be further
-----
          revised by amending the definition of "Excluded Stock" set forth in Section A.7(d)(ii) of the Series C Certificate of Designation by adding immediately after Section A.7(d)(ii)(G) the following:

                    "Section A.7(d)(ii)(H) shares of Common Stock issuable upon exercise of (i) that certain stock option issued by the Corporation in favor of Motorola Corporation and (ii) that certain stock option issued by the Corporation in favor of SmithKline Beecham.

                    Section A.7(d)(ii)(I) 90,090 shares of Common
                    Stock issued or issuable to Dynal A.S."

     In lieu of a meeting and vote of the stockholders, stockholders representing a majority of the shares of stock entitled to vote have consented to said amendments in accordance with the provisions of Section 228(a) and 242 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendments has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice, or notice thereof has been waived pursuant to Section 229 of the General Corporation Law of the State of Delaware.

     The aforesaid amendments of the Certificate of Incorporation, as amended, have been duly adopted in accordance with the applicable provisions of Section 242, 141(f) and 228 of the General Corporation Law of the State of Delaware.

     EXECUTED, effective as of the 24/th/ day of March 1998.

                                    ORCHID BIOCOMPUTER, INC.

                                    By: /s/ Donald R. Marvin
                                        ---------------------------
                                        Donald R. Marvin, Secretary

                          CERTIFICATE OF AMENDMENT OF

              DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK

                                       OF

                            ORCHID BIOCOMPUTER, INC.



     It is hereby certified that:


1.   The name of the corporation is Orchid Biocomputer, Inc. (the
     "Corporation").

     The Certificate of Designation of the Corporation is hereby amended by deleting Section 1 in its entirety, and by inserting in lieu thereof the following:


               "SECTION 1. The shares of one series of Preferred Stock created hereunder shall be designated "Series A Convertible Preferred Stock" (herein referred to as the "Series A Preferred Stock"), and the number of shares constituting such series shall be one million, two hundred thousand (1,200,000)."

3. The amendment of this Certificate of Designation herein certified has been duly adopted in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware.

     EXECUTED, effective as of the 8/th/ day of September, 1998.


                              By: /s/ Donald R. Marvin
                                  -------------------------
                                  Donald R. Marvin
                                  Vice President

                    CERTIFICATE OF DESIGNATION, PREFERENCES,

                                 AND RIGHTS OF

                      SERIES D CONVERTIBLE PREFERRED STOCK

                                       OF

                            ORCHID BIOCOMPUTER, INC.

     ORCHID BIOCOMPUTER, INC., a Delaware corporation (the "Corporation"), does hereby certify that, pursuant to authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, as amended, and pursuant to the provisions of Section 151 of Title 8 of the Delaware General Corporation Law, the Board of Directors, by telephonic meeting on September 4, 1998, adopted resolutions providing for the designation, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, of Three Hundred Sixty-Seven Thousand Three Hundred Forty-Seven (367,347) shares of the Corporation's Preferred Stock, par value $.001 per share, which resolutions are as follows:

RESOLVED: That pursuant to the authority expressly vested in the Board of
--------
          Directors of the Corporation by Article Fourth of the Certificate of Incorporation of the Corporation, as amended, the Board of Directors does hereby adopt a resolution, providing for the issuance of a new series of Preferred Stock, $.001 par value per share, of the Corporation, to be designated "Series D Preferred Stock" (the "Series
                                                                         ------
          D Preferred Stock") consisting of three hundred sixty-seven thousand,
          -----------------
          three hundred forty-seven (367,347) shares, which number of shares may be decreased (but not below the number of shares then outstanding) from time to time by the Board of Directors of the Corporation; and herein states and expresses that the designation, preferences and other special or relative rights of the shares of Series D Preferred Stock shall be as set forth in the form of Term Sheet (the "Term
                                                                      ----
          Sheet"), a copy of which has been presented to and reviewed by this
          -----
          Board of Directors; and further


RESOLVED: That the President and Chief Executive Officer, any Vice President and
--------
          the Secretary of this Corporation be, and each of them acting singly hereby is, authorized, empowered and directed in the name and on behalf of this Corporation, to prepare, execute, deliver and file a Certificate of Designation (the "Certificate of Designation")
                                           --------------------------
          establishing the Series D Preferred Stock and accomplish the intents and purposes of these resolutions, such officer's execution thereof to be conclusive evidence of such approval and of the authorization thereof by this Board of Directors.

     Series D Convertible Preferred Stock.  The preferences, privileges and
     ------------------------------------
restrictions granted to or imposed upon the Corporation's Series D Convertible Preferred Stock, par value $.001 per share, or the holders thereof, are as follows:

     1.   Designation and Amount.  The shares of such series shall be designated
          ----------------------
as "Series D Convertible Preferred Stock" (the "Series D Preferred"), and the number of shares constituting the Series D Preferred shall be [Three Hundred Sixty Seven Thousand, Three Hundred Forty Seven (367,347)]. Such number of shares may be increased or decreased by resolution of the Board of Directors, provided, however, that no decrease shall reduce the number of shares of Series
--------  -------
D Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation and convertible into Series D Preferred.


     2.   Liquidation Rights.
          ------------------

     (a)  Treatment at Liquidation, Dissolution or Winding Up.
          ---------------------------------------------------

          (i) Except as otherwise provided in Section 2(b) below, in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of Series D Preferred shall be entitled to be paid out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, after and subject to the payment in full of all amounts required to be distributed to the holders of Series A Preferred Stock, $.001 par value per share (the "Series A Preferred"), the holders of the Series B Preferred Stock, $.001 par value per share (the "Series B Preferred"), the holders of Series C Preferred Stock, $.001 par value per share (the "Series C Preferred") pursuant to Section A.4(b) of the Certificate of Designation for such Series C Preferred, and the holders of any other class or series of stock of the Corporation on liquidation prior and in preference to the Series D Preferred, but before payment or distribution of any of such assets to the holders of any other class or series of the Corporation's capital stock designated to be junior to the Series D Preferred, on a pro rata basis together with the holders of the Series C Preferred, an amount equal to $12.25 per share of Series D Preferred (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to Series D Preferred and, as so adjusted from time to time, is hereinafter referred to as the "Base Liquidation Price") and Series C Preferred then outstanding, plus all dividends accrued or declared but unpaid, to and including the date full payment shall be tendered to the holders of Series D Preferred with respect to such liquidation, dissolution or winding up.

          (ii) Following payment in full to the holders of Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred of all amounts distributable to them under Section 2(a)(i) hereof, the remaining assets of the Corporation available for distribution to holders of the Corporation's capital stock shall be distributed on a pro rata basis among the holders of the Common Stock and the Series C Preferred.

          (iii) If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of Series D Preferred and the Series C Preferred of all amounts distributable to them under Section 2(a)(i) hereof, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series D Preferred and the Series C Preferred.

     (b)  Treatment of Reorganizations, Consolidations, Mergers and Sales of
          ------------------------------------------------------------------
Assets.  Except as otherwise provided in Subsection 3(d)(vii) hereof, a
------
Reorganization (as defined in Subsection 3(d)(vii) hereof) shall be regarded as a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Section 2, provided, however, that the holders of at
                                      --------  -------
least a majority of the outstanding shares of the Series D Preferred upon the occurrence of a Reorganization shall have the option to elect the benefits of Subsection 3(d)(vii) hereof for the Series D Preferred in lieu of receiving payment in liquidation, dissolution or winding up of the Corporation pursuant to this Section 2. The provisions of this Subsection 2(b) shall not apply to any reorganization, merger or consolidation involving (1) only a change in the state of incorporation of the Corporation, (2) a merger of the Corporation with or into a wholly-owned subsidiary of the Corporation which is incorporated in the United States of America, or (3) an acquisition by merger, reorganization or consolidation, in which the Corporation is substantively the surviving corporation and operates as a going concern, of another corporation which is incorporated in the United States of America and which is engaged in a business similar to or related to the business of the Corporation and which does not involve a change in the terms of the Series D Preferred or of the Common Stock.

     (c)  Distributions other than Cash.  Whenever the distribution provided for
          -----------------------------
in this Section 2 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

     3.   Conversion.  The holders of Series D Preferred shall have conversion
          ----------
rights as follows (the "Conversion Rights"):

     (a)  Right to Convert; Conversion Price.  Each share of Series D Preferred
          ----------------------------------
shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series D Preferred, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing $12.25 by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price for purposes of calculating the number of shares of Common Stock deliverable upon conversion without the payment of any additional consideration by the holder of Series D Preferred (the "Conversion Price") shall initially be $12.25. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which Series D Preferred is convertible, as hereinafter provided.

     (b)  Mechanics of Conversion.  Before any holder of Series D Preferred
          -----------------------
shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the

Series D Preferred, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the name of such holder or the name or names of the nominees of such holder in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. No fractional shares of Common Stock shall be issued upon conversion of any shares of Series D Preferred. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series D Preferred, or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series D Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

     (c)  Automatic Conversion.
          --------------------

          (i) Each share of Series D Preferred shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public with net proceeds to the Corporation of not less than $15,000,000 (a "Qualified Initial Public Offering").

          (ii) Upon the occurrence of an event specified in Section 3(c)(i) hereof, all shares of Series D Preferred shall be converted automatically without any further action by any holder of such shares and whether or not the certificate or certificates representing such shares are surrendered to the Corporation or the transfer agent for the Series D Preferred, provided, however, that the Corporation shall not be obligated to issue a certificate or certificates evidencing the shares of Common Stock into which such shares of Series D Preferred were convertible unless the certificate or certificates representing such shares of Series D Preferred being converted are either delivered to the Corporation or the transfer agent of the Series D Preferred, or the holder notifies the Corporation or such transfer agent that such certificate or certificates have been lost, stolen, or destroyed and executes and delivers an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith and, if the Corporation so elects, provides an appropriate indemnity.

          (iii) Upon the automatic conversion of Series D Preferred, each holder of Series D Preferred shall surrender the certificate or certificates representing such holder's shares of Series D Preferred at the office of the Corporation or of the transfer agent for the Series D Preferred. Thereupon, there shall be issued and delivered to such holder, promptly at such office and in such holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series D Preferred surrendered were convertible on the date on which such automatic conversion occurred. No fractional shares of Common Stock shall be issued upon the automatic conversion of Series D Preferred. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

     (d)       Adjustments to Conversion Price for Diluting Issues.
          ---------------------------------------------------

          (i)  Special Definitions.  For purposes of this Section 3(d), the
               -------------------
     following definitions shall apply:

               (A)  "Option" shall mean rights, options or warrants to subscribe
                     ------
          for, purchase or otherwise acquire Common Stock or Convertible Securities.

               (B)  "Original Issue Date" shall mean the date on which shares of
                     -------------------
          Series D Preferred were first issued.

               (C)  "Convertible Securities" shall mean any evidences of
                     ----------------------
          indebtedness, shares (other than Common Stock, Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

               (D)  "Additional Shares of Common Stock" shall mean all shares of
                     ---------------------------------
          Common Stock issued (or, pursuant to Section 3(d)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than the following (collectively, "Excluded Shares"):
                                        ---------------

                    (I) shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred;

                    (II) shares of Common Stock issued or issuable as a stock dividend payable in shares of Common Stock, or shares of capital stock of any class issuable upon any subdivision, recombination, split-up, or reverse stock split of all the outstanding shares of such class of capital stock;

                    (III) any securities, including, without limitation, Options, issued pursuant to the acquisition by the Corporation or by a corporation of all of the capital stock of which is owned by the Corporation (the "Subsidiary"), of any other corporation, partnership, joint venture, trust or other entity by any merger, stock acquisition, reorganization, purchase of substantially all assets or otherwise in which the Corporation or the subsidiary, or the stockholders of record of the Corporation or the Subsidiary immediately prior to the effective date of such transaction, directly or indirectly, own at least a majority of the voting power of the acquired entity or the resulting entity after such transaction;

                      (IV) securities sold by the Corporation in a bona fide, firmly underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement on Form S-1;

                      (V) 335,000 shares of Common Stock issuable upon the exercise of warrants issued or to be issued;

                      (VI) shares of Common Stock or options to purchase shares of Common Stock issued or issuable to officers, employees, directors or independent contractors of, or consultants to, the Corporation pursuant to any agreement, plan or arrangement approved by the Board of Directors; or

                      (VII) shares of Common Stock issued or issuable upon the exercise of the Options referred to in the foregoing clauses
                 (III) and (VI).

          (ii)   No Adjustment of Conversion Price.  No adjustment in the number
                 ---------------------------------
     of shares of Common Stock into which a share of Series D Preferred is convertible shall be made by adjustment in the Conversion Price in respect of the issuance of Additional Shares of Common Stock or otherwise unless
     (i) the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the current market price per share of the Common Stock, as determined by the Board of Directors (the "Current Market Price"), on the date of the issue of such Additional Shares of Common Stock and, (ii) prior to such issuance, the Corporation fails to receive written notice from the holders of at least a majority of the then outstanding shares of Series D Preferred agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

          (iii)  Issue of Securities Deemed Issue of Additional Shares of Common
                 ---------------------------------------------------------------
                 Stock.
                 -----

                      (A)    Options and Convertible Securities.  In the event
                             ----------------------------------
          the Corporation at any time after the Original Issue Date shall issue any Options or Convertible Securities (other than the Excluded Shares) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 3(d)(v) hereof) of such Additional Shares of Common Stock would be less than the Current Market Price per share of Common Stock on the date of such issue, or such record date, as the case may be, and provided further that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                    (I) No further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                    (II) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                    (III) Upon the expiration of any such options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                           (a) In the case of Convertible Securities or Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                           (b)  In the case of Options for Convertible
                    Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 3(d)(v)) upon the issue of the Convertible

                    Securities with respect to which such Options were actually exercised;

                    (IV) No readjustment pursuant to clause (II) or (III) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (a) the Conversion Price on the original adjustment date, or (b) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                    (V) In the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause
               (III) above; and

                    (VI) If such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(d)(iii) as of the actual date of their issuance.

               (B)  Stock Dividends, Stock Distributions and Subdivisions.  In
                    -----------------------------------------------------
          the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                    (I) In the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                    (II) In the case of any such subdivision, at the close of business on the date immediately prior to the date upon which corporate action becomes effective.

               If such record date shall have been fixed and no part of such dividend shall have been paid on the date fixed therefor, the adjustment previously made for the Conversion Price which became effective on such record date shall be canceled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(d)(iii) as to the time of actual payment of such dividend.

          (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares
               -----------------------------------------------------------------
     of Common Stock.
     ---------------

                    (A) In the event the Corporation shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Section 3(d)(iii)(B), which event is dealt with in
          Section 3(d)(vi) hereof), without consideration or for a consideration per share less than the Current Market Price per share of Common Stock on the date of such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be (I) the number of shares of Common Stock outstanding immediately prior to such issue plus (II) the number of shares of Common Stock which the aggregate consideration received or deemed to have been received by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Conversion Price, and the denominator of which shall be (I) the number of shares of Common Stock outstanding immediately prior to such issue plus (II) the number of Additional Shares of Common Stock so issued or deemed to be issued.

                    (B) For the purposes of Section 3(d)(iv)(A) hereof, (i) all shares of Common Stock issuable upon conversion of shares of Series D Preferred, and upon exercise of options or conversion or exchange of Convertible Securities which are part of the Excluded Shares, outstanding immediately prior to any issue of Additional Shares of Common Stock, or any event with respect to which Additional Shares of Common Stock shall be deemed to be issued, shall be deemed to be outstanding and (ii) immediately after any Additional Shares of Common Stock are deemed issued pursuant to Section 3(d)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

                    (C) Notwithstanding anything to the contrary contained herein, the applicable Conversion Price in effect at the time Additional Shares of Common Stock are issued or deemed to be issued shall not be reduced pursuant to Section 3(d)(iv)(A) hereof at such time if the amount of such reduction would be an amount less than $0.05, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.05 or more.

          (v)  Determination of Consideration.  For purposes of this Section
               ------------------------------
     3(d), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

               (A)  Cash and Property.  Such consideration shall:
                    -----------------

                         (I) Insofar as it consists of cash, be computed at the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                         (II) Insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                         (III) In the event that Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and (II) above, as determined in good faith by the Board of Directors.

                    (B)  Options and Convertible Securities.  The consideration
                         ----------------------------------
     per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(d)(iii)(A), relating to Options and Convertible Securities, shall be determined by dividing (I) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (II) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

     (vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or
          ----------------------------------------------------------------------
Consolidations of Common Stock.
------------------------------

                    (A)  Stock Dividends, Distributions or Subdivisions.  In the
                         ----------------------------------------------
     event the Corporation shall issue Additional Shares of Common Stock pursuant to Section 3(d)(iii)(B) in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.

                    (B)  Combinations or Consolidations.  In the event the
                         ------------------------------
          outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          (vii)  Capital Reorganization, Merger or Sale of Assets.  If at any
                 ------------------------------------------------
     time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, recapitalization, reclassification or exchange of shares provided for elsewhere in this
     Section 3) or a consolidation or merger of the Corporation, or a sale of all or substantially all of the assets of the Corporation, other than a merger, consolidation or sale of all or substantially all of the assets of the Corporation in a transaction in which the shareholders of the Corporation immediately prior to the transaction possess more than 50% of the voting securities of the surviving entity (or parent, if any) immediately after the transaction (a "Reorganization"), then, as a part of and as a condition to such Reorganization, provision shall be made so that the holders of shares of the Series D Preferred shall thereafter be entitled to receive upon conversion of the shares of the Series D Preferred the same kind and amount of stock or other securities or property (including cash) of the Corporation, or of the successor corporation resulting from such Reorganization, to which such holder would have been entitled if such holder had converted its shares of the Series D Preferred immediately prior to the effective time of such Reorganization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 to the end that the provisions of this Section 3 (including adjustment of the Conversion Price then in effect and the number of shares of Common Stock or other securities issuable upon conversion of the shares of the Series D Preferred) shall be applicable after such Reorganization in as nearly equivalent manner as may be reasonably practicable.

          In the case of a transaction to which both this Subsection 3(d)(vii) and Subsection 2(b) hereof apply, the holders of at least a majority of the outstanding shares of the Series D Preferred upon the occurrence of a Reorganization shall have the option to elect treatment either under this Subsection 3(d)(vii) or under Subsection 2(b) hereof, notice of which election shall be given in writing to the Corporation not less than five
     (5) business days prior to the effective date of such Reorganization. If no such election is timely made, the provisions of Subsection 2(b) and not of this Subsection 3(d)(vii) shall apply.

          The provisions of this Subsection 3(d)(vii) shall not apply to any reorganization, merger or consolidation involving (1) only a change in the state of incorporation of the Corporation, (2) a merger of the Corporation with or into a wholly-owned subsidiary of the Corporation which is incorporated in the United States of America, or (3) an acquisition by merger, reorganization or consolidation, in which the Corporation is substantively the surviving corporation and operates as a going concern, of another corporation which is incorporated in the United States of America and which is engaged in a business similar to or related to the business of the Corporation and which does not involve a change in the terms of the Series D Preferred or of the Common Stock.

     (e)  No Impairment.  The Corporation shall not, by amendment of its
          -------------
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series D Preferred against impairment.

     (f)  Certificate as to Adjustments.  Upon the occurrence of each adjustment
          -----------------------------
or readjustment of the Conversion Price or Conversion Ratio pursuant to this
Section 3, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Series D Preferred, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Series D Preferred furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price or Conversion Ratio at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon conversion of each share of Series D Preferred.

     (g)  Notices of Record Date.  In the event of any taking by the
          ----------------------
Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to each holder of Series D Preferred at least ten (10) days prior to such record date a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

     (h)  Common Stock Reserved.  The Corporation shall reserve and keep
          ---------------------
available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series D Preferred.

     (i)  Certain Taxes.  The Corporation shall pay any issue or transfer taxes
          -------------
payable in connection with the conversion of any shares of Series D Preferred, provided, however, that the Corporation shall not be required to pay any tax
--------  -------
which may be payable in respect of any transfer to a name other than that of the holder of such Series D Preferred.

     (j)  Closing of Books.  The corporation shall not close its transfer books
          ----------------
against the transfer of any Series D Preferred, or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series D Preferred in any manner which interferes with the timely conversion or transfer of such Series D Preferred, unless, at the request of the Company or an underwriter, the holders of the Series D Preferred shall have agreed not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such holders during a period not to exceed one hundred and eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, in which case the Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period.

     4.   Voting Rights.
          -------------

     (a) Except as otherwise required by law or this Certificate of Incorporation, or as provided in Section 6 hereof, the holders of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Common Stock shall be entitled to notice of any stockholders' meeting and to vote together as a single class upon any matter submitted to the stockholders for a vote, on the following basis:

          (i) Holders of Common Stock shall have one vote per share of Common Stock held by them; and

          (ii) Holders of Series D Preferred shall have that number of votes per share of Series D Preferred as is equal to the number of shares of Common Stock into which each such share of Series D Preferred held by such holder could be converted on the date for determination of stockholders entitled to vote at the meeting.

     (b) Notwithstanding the foregoing, the holders of Series D Preferred shall vote as a separate class on any matters as to which a separate class vote is required by law, Section 6 of this Certificate of Designation or the Certificate of Incorporation.

     5.   Dividend Rights.
          ---------------

     (a) The holders of shares of Series D Preferred shall be entitled to receive, when, as and if declared or paid by the Board of Directors on any shares of Series D Preferred, out of funds legally available for that purpose, dividends and distributions (whether in cash, property or securities of the Corporation, including subscription or other rights to acquire securities of the Corporation). Whenever any dividend may be declared or paid on any shares of Series D Preferred, the Board of Directors shall also declare and pay a dividend on the same terms, at the same rate and in like kind upon each other share of the Series D Preferred then outstanding, so that all outstanding shares of Series D Preferred will participate equally with each other ratably per share (calculated as provided in Section 5(b) hereof).

     (b) In connection with any dividend declared or paid hereunder, each share of Series D Preferred shall be deemed to be that number of shares of Common Stock into which it is then convertible, rounded up to the nearest one-tenth of a share. No fractional shares of capital stock shall be issued as a dividend hereunder. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the fair market value thereof on the last business day immediately preceding the date for payment of dividends, as determined by the Board of Directors in good faith.

     (c) Notwithstanding the foregoing provisions of this Section 5: (i) upon any conversion of the Series D Preferred pursuant to Section 3 above, all accrued and unpaid dividends on such shares of Series D Preferred to and until the date of such conversion shall be forfeited and shall not be due and payable; and (ii) the payment of all or any portion of accrued and unpaid dividends on

Series D Preferred may be waived by the affirmative vote of holders of not less than a majority in interest of the Series D Preferred, voting as a separate class.

          6.   Covenants.  So long as ten percent (10%) of the originally issued
               ---------
shares of Series D Preferred remain outstanding, unless there is given the written consent of at least a majority of the Series D Preferred outstanding not beneficially owned by any record holder of Series A Preferred, Series B Preferred or Series C Preferred voting as a class, the Corporation shall not undertake any amendment of this Certificate of Designation or the Certificate of Incorporation if such amendment would alter or change the preferences, voting power, qualifications or special or relative rights or privileges of the Series D Preferred so as to affect the holders thereof in a materially adverse manner; provided that the designation and issuance of any additional class or classes of
--------
Preferred Stock expressly shall not be deemed to be materially adverse to the holders of the Series D Preferred. The holders of at least a majority of the aggregate number of shares of Series D Preferred outstanding may, by affirmative vote or consent as aforesaid, agree to a change or alteration by the Corporation in the preferences, voting powers, qualifications and special or relative rights and privileges of the Series D Preferred, or may waive the application thereof in any particular instance.

     7.   Ranking.  The Series D Preferred shall rank, as to dividends and upon
          -------
Liquidation (as defined in Section 2 hereof), equally with each other but junior to the Series A Preferred, Series B Preferred and Series C Preferred, and senior and prior to the Corporation's Common Stock, except as otherwise approved by the affirmative vote or consent of the holders of the Series D Preferred pursuant to
Section 6 hereof.

     8.   No Reissuance of Series D Preferred.   No share or shares of Series D
          -----------------------------------
Preferred acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the corporation shall be authorized to issue.

     9.   Residual Rights.  All rights accruing to the outstanding shares of the
          ---------------
Corporation not expressly provided for in the terms of the Series A preferred, Series B Preferred, Series C Preferred and Series D Preferred shall be vested in the Common Stock.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its duly authorized officer this 11/th/ day of September 1998.

                                    ORCHID BIOCOMPUTER, INC.


                                    By:   /s/ Donald R. Marvin
                                         ------------------------------
                                         Donald R. Marvin
                                         Vice President

                           CERTIFICATE OF AMENDMENT

                                    of the

                         CERTIFICATE OF INCORPORATION

                                      of

                           ORCHID BIOCOMPUTER, INC.


     It is hereby certified that:

FIRST:    The name of the corporation is Orchid Biocomputer, Inc. (the
-----
          "Corporation").


SECOND:   The Certificate of Incorporation of the Corporation is hereby amended
------
          by striking out the first paragraph of Article Fourth in its entirety and by substituting in lieu of the following:

               "FOURTH:

                      The total number of shares of all classes of
               stock which the Corporation shall have authority to issue is Thirty-One Million, Four Hundred Thousand (31,400,000), consisting of Ten Million (10,000,000)
               shares of Common Stock, Zero Dollars and One-Tenth of One Cent ($0.001) par value per share (the "Common Stock"), and Twenty-One Million, Four Hundred Thousand (21,400,000)shares of Preferred Stock, Zero Dollars and One-Tenth of One Cent ($0.001) par value per share (the "Preferred Stock"), of which 1,200,000 shares are designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"), 300,000 shares are designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock"), 2,493,692 shares are designated as Series C Convertible Preferred Stock (the "Series C Preferred Stock"), 367,347 shares are designated as Series D Convertible Preferred Stock (the "Series D Preferred Stock").


THIRD:    That Article FOURTH of the Certificate of Incorporation be revised by
-----
          amending the Certificate of Designation of the Series A Convertible Preferred Stock of the Corporation dated August 30, 1995, as amended on March 24, 1998 (the "Series A Certificate of Designation") by deleting Section 6(d)(iii) thereof and by inserting in lieu thereof the following:

                    "(iii) the conversion of shares of Series A
               Preferred Stock, Series B Preferred Stock, Series
               C Preferred Stock, Series D Preferred Stock and
               Series E Preferred Stock; and"

FOURTH:   That Article FOURTH of the Certificate of Incorporation be further
------
          revised by amending the Series A Certificate of Designation by deleting the definition of "Junior Security" located in Section 10, paragraph 6 and by inserting in lieu thereof the following:

                    "'Junior Security' means Common Stock and
                      ---------------
               any other equity security (other than the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock) of any kind which the corporation at any time issues or is authorized to issue."

FIFTH:    That Article FOURTH of the Certificate of Incorporation be further
-----
          revised by amending the Certificate of Designation of the Series B Convertible Preferred Stock of the Corporation dated August 30, 1995, as amended on March 24, 1998 (the "Series B Certificate of Designation") by deleting Section 6(d)(iii) thereof and by inserting in lieu thereof the following:

                    "(iii) the conversion of shares of Series A
               Preferred Stock, Series B Preferred Stock, Series
               C Preferred Stock, Series D Preferred Stock or
               Series E Preferred Stock; and"

SIXTH:    That Article FOURTH of the Certificate of Incorporation be further
-----
          revised by amending the Series B Certificate of Designation by deleting the definition of Junior Security located in Section 10, paragraph 8, and by inserting in lieu thereof the following:

                    "'Junior Security' means Common Stock and any
                      ---------------
               other equity security (other than the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock) of any kind which the corporation at any time issues or is authorized to issue."


SEVENTH:  That Article FOURTH of the Certificate of Incorporation be further
-------
          revised by amending the Certificate of Designation of the Series C Convertible Preferred Stock of the Corporation dated December 24, 1997, as amended March 24, 1998 (the "Series C Certificate of Designation") by deleting Section A.2 in its entirety, and by inserting in lieu thereof the following:

          "SECTION A.2.  Ranking.
                         -------

               The Corporation's Series C Stock shall rank, as to dividends and upon Liquidation (as defined in Section A.4(b) hereof), equally with each other and with each other holder of shares of Series A Convertible Preferred Stock (the "Series A Stock"), the Series B Convertible Preferred Stock (the "Series B Preferred Stock") and the Series E Convertible Preferred Stock (the "Series E Preferred Stock") as issued by the Corporation (collectively, the "Parity Securities"), and senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the holders of shares of Series C Stock pursuant to Section A.6(c) hereof."


EIGHTH:   That Article FOURTH of the Certificate of Incorporation be further
------
          revised by amending the Series C Certificate of Designation by deleting Section A.4 in its entirety, and by inserting in lieu thereof the following:

          "Section A.4  Liquidation Rights.
                        ------------------

     A.4(a) With respect to rights on Liquidation (as defined in Section A.4(b) hereof), the Series C Stock shall rank equally with each other and with each other holder of shares of Series A Stock, Series B Stock and Series E Stock, and senior and prior to the Corporation's Common Stock and to all other classes or series of stock issued by the Corporation, except as otherwise approved by the affirmative vote or consent of the holders of Series C Stock pursuant to Section A.6(c) hereof.

     A.4(b) Subject to Section A.4(a) above, in the event of any liquidation, dissolution or winding-up of the affairs of the Corporation (collectively, a "Liquidation"), the holders of shares of Series C Stock then outstanding (the "Series C Stockholders") shall be entitled to receive out of the assets of the Corporation legally available for distribution to its stockholders, whether from capital, surplus or earnings, pari passu with the holders of

     Parity Securities, but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on Liquidation junior to such Series C Stock, an amount per share equal to the Original Purchase Price (as defined in Section A.8 hereof), plus, in each case, an amount equal to any accrued and declared but unpaid dividends thereon pursuant to Section A.3(a) hereof.

               A.4(c) Subject to Section A.4(a) above, if, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series C Stockholders and all other holders of Parity Securities the full amount as to which each of them shall be entitled pursuant to Section A.4(b), then the Series C Stockholders and all other holders of Parity Securities shall first share ratably in any distribution of assets according to the respective amounts which would be payable to them in respect of the shares held upon such distribution if all amounts payable on or with respect to such shares were paid in full. For purposes of calculating the amount of any payment to be paid upon any such Liquidation, each share of Series C Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one-tenth of a share.

               A.4(d) In the event of any Liquidation, after payment shall have been made to the Series C Stockholders and all other holders of Parity Securities of the full amount to which they shall be entitled pursuant to Section A.4(b), with respect to each other class or series of capital stock (other than Common Stock) ranking on Liquidation junior to such Series C Stock (in descending order of seniority ), the Series C Stockholders and Series E Stockholders, as a class, shall be entitled to receive an amount equal and in like kind) to the aggregate preferential amount fixed for each such junior class or series of capital stock, which amount shall be distributed among the Series C Stockholders and Series E Stockholders in an equal amount per share of the Series C Stock and Series E Stock, respectively then outstanding. If, upon any Liquidation, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series C Stockholders and Series E Stockholders and a class or series of capital stock (other than the Common Stock) junior to the Series C Stock and Series E Stock the full amounts to which they shall be entitled pursuant to the next preceding sentence, the holders of the Series C Stock, Series E Stock and such other class or series of capital stock shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series C Stock and Series E Stock (pursuant to Section A.4(b)) and such junior class or series of capital stock which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               A.4(e) In the event of any Liquidation, after payment shall have been made to the Series C Stockholders and Series E Stockholders of the full amount to which they shall be entitled as aforesaid, with respect to the Common Stock, the Series C Stockholders and Series E Stockholders as a class shall be entitled to share ratably (calculated with respect to such Series C Stock or Series E Stock as provided in the next sentence) with the Common Stockholders in all remaining assets of the Corporation available for distribution to its stockholders. For purposes of calculating the amount of any payment to be paid upon any such Liquidation, each share of such Series C Stock or Series E Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one-tenth of a share.

               A.4(f)(i) In the event of and simultaneously with the closing of an Event of Sale (as hereinafter defined), the Corporation shall (unless waived pursuant to Section A.4(f)(v) or otherwise prevented by law) redeem all of the shares of Series C Stock and Series E Stock then outstanding for a cash amount per share determined as set forth herein (the "Special Liquidation Price," said redemption being referred to herein as a "Special Liquidation"). For all purposes of this Section A.4(f), the Special Liquidation Price shall be equal to that amount per share which would be received by each Series C Stockholder and Series E Stockholder if, in connection with an Event of Sale, all consideration paid in exchange for the assets or the shares of capital stock (as the case may be) of the Corporation were actually paid to and received by the Corporation and the Corporation were immediately thereafter liquidated and its assets distributed pursuant to Section A.4(a) through (e) hereof. To the extent that one or more redemptions (as described in Section A.5 hereof) and/or Special Liquidations are occurring concurrently, the Special Liquidation under this Section A.4(f) shall be deemed to occur first. The date upon which the Special Liquidation shall occur is sometimes referred to herein as the "Special Liquidation Date".

               A.4(f)(ii) At any time on or after the Special Liquidation Date, a Series C Stockholder and Series E Stockholder shall be entitled to receive the Special Liquidation Price for each such share of Series C Stock and Series E Stock owned by such holder. Subject to the provisions of Section A.4(f)(iii) hereof, payment of the Special Liquidation Price will be made upon actual delivery to the Corporation or its transfer agent of the certificate representing such shares of Series C Stock or Series E Stock, respectively.

               A.4(f)(iii) If on the Special Liquidation Date less than all the shares of Series C Stock and Series E Stock then outstanding may be legally redeemed by the Corporation, the Special Liquidation shall be pro rata with respect to such
                                  --- ----
     Series C Stock and Series E Stock based upon the number of outstanding shares of Series C Stock or Series E Stock then owned by each holder thereof.

               A.4(f)(iv) On and after any Special Liquidation Date, all rights in respect of the shares of Series C Stock and Series E Stock to be redeemed shall cease and terminate except the right to receive the applicable Special Liquidation Price as provided herein, and such shares of Series C Stock and Series E Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares of Series C Stock and/or Series E Stock have been received by the Corporation; provided,
                                                           --------
     however, that, if the Corporation defaults in the payment of the
     -------
     Special Liquidation Price with respect to any Series C Stock or Series E Stock, the rights of the holder(s) thereof with respect to such shares of Series C Stock and Series E Stock shall continue until the Corporation cures such default.

               A.4(f)(v) Anything contained herein to the contrary notwithstanding, the provisions of this Section A.4(f) may be waived by the holders of 66 2/3% in voting power of the share of Series C Stock and Series E Stock then outstanding, voting together as a class, by delivery of written notice of waiver to the Corporation prior to the closing of any Event of Sale, in which event the Corporation shall not redeem any shares of Series C Stock or Series E Stock pursuant to this Section A.4(f).

               A.4(t)(vi) Any notice required to he given to the holders of shares of Series C Stock pursuant to Section A.7(f) hereof in connection with an Event of Sale shall include a statement by the Corporation of (A) the Special Liquidation Price which each Series C Stockholder shall be entitled to receive upon the occurrence of a Special Liquidation under this Section A.4(f) and (B) the extent to which the Corporation will, if at all, be legally prohibited from paying each holder of Series C Stock the Special Liquidation Price.

               A.4(f)(vii) For purposes of this Section A.4(f), an "Event of Sale" shall mean (A) the merger or consolidation of the Corporation into or with another corporation, partnership, joint venture, trust or other entity, or the merger or consolidation of any corporation into or with the Corporation (in which consolidation or merger the stockholders of the Corporation receive distributions of cash or securities as a result of such consolidation or merger in complete exchange for their shares of capital stock of the Corporation), or (B) the sale or other disposition of all or substantially all the assets of the Corporation, unless, upon consummation of such merger, consolidation or sale of assets, the holders of voting securities of the Corporation immediately prior to such transaction continue to own directly or indirectly not less than a majority of the voting power of the surviving corporation."

NINTH:    That Article FOURTH of the Certificate of Incorporation be further
-----
          revised by amending the Series C Certificate of Designation by deleting Section A.7(d)(ii)(B) in its entirety, and by inserting in lieu thereof the following:

          "A.7(d)(ii)(B) 2,500,000 shares of Common Stock issued or issuable to officers, directors, employees or independent contractors of or consultants to the Corporation, pursuant to any agreement, plan or arrangement approved by the Board of Directors and the options exercisable for the foregoing shares;"

TENTH:    That Article FOURTH of the Certificate of Incorporation be further
-----
          revised by amending the Series C Certificate of Designation by deleting Section A.7(d)(ii)(G) in its entirety, and by inserting in lieu thereof the following:

          "A.7(d)(ii)(G) 1,137,592 shares of Common Stock issuable upon the exercise of warrants issued or to be issued;"


     In lieu of a meeting and vote of the stockholders, stockholders representing a majority of the shares of stock entitled to vote have consented to said amendments in accordance with the provisions of Section 228(a) and 242 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendments has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice, or notice thereof has been waived pursuant to Section 229 of the General Corporation Law of the State of Delaware.

     The aforesaid amendments of the Certificate of Incorporation, as amended, have been duly adopted in accordance with the applicable provisions of Section 242, 141(f) and 228 of the General Corporation Law of the State of Delaware.

                 [Remainder of page intentionally left blank.]

EXECUTED, effective as of this 22nd day of December 1999.


                                        ORCHID BIOCOMPUTER, INC.



                                        By: /s/ Donald R. Marvin
                                           ---------------------------
                                           Donald R. Marvin, Secretary

                    CERTIFICATE OF DESIGNATION, PREFERENCES,

                                  AND RIGHTS OF

                      SERIES E CONVERTIBLE PREFERRED STOCK

                                       OF

                            ORCHID BIOCOMPUTER, INC.


     Orchid Biocomputer Inc., a Delaware corporation (the "Corporation"), does hereby certify that, pursuant to authority conferred on the Board of Directors of the Corporation (the "Board of Directors") by the Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), and pursuant to the provisions of Section 151 of Title 8 of the General Corporation Law of the State of Delaware (the "Delaware Code"), the Board of Directors, by unanimous written consent dated December 10, 1999, adopted a resolution providing for the designation, preferences and relative, participating, optional or other rights, and qualifications, limitations or restrictions thereof, of seventeen million (17,000,000) shares of the Corporation's Preferred Stock, par value $.001 per share, which resolution is as follows:

RESOLVED: That pursuant to the authority expressly vested in the Board of Directors of the Corporation by Article Fourth of the Certificate of Incorporation of the Corporation, the Board of Directors does hereby adopt a resolution, providing for the issuance of a new series of Preferred Stock, $.001 par value per share, of the Corporation, to be designated "Series E Convertible Preferred Stock" (the "Series E Stock") consisting of seventeen million (17,000,000) shares, which number of shares may be decreased (but not below the number of shares then outstanding) from time to time by the Board of Directors of the Corporation; and herein states and expresses that the designation, preferences and other special or relative rights of the shares of Series E Stock shall be as set forth in the Certificate of Designation, Preferences, and Rights of Series E Convertible Preferred Stock (the "Certificate of Designation"), a copy of which has been presented to, reviewed and adopted by this Board of Directors.

     Series E Convertible Preferred Stock. The preferences, privileges and restrictions granted to or imposed upon the Corporation's Series E Convertible Preferred Stock, par value $.001 per share, or the holders thereof, are as follows:

     1. Designation and Amount. The shares of such series shall be designated as "Series E Convertible Preferred Stock" (the "Series E Stock"), and the number of shares constituting the Series E Preferred shall be seventeen million (17,000,000). Such number of shares may be increased (but not in excess of the total number of authorized shares of preferred stock) or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series E Stock to a number less than the number of Series E Stock then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation and convertible into Series E Stock.

     2. Rank. With respect to dividend rights and rights upon a Liquidation Event (as defined below), the Series E Stock shall rank (a) senior to (i) the Common Stock of the Corporation, par value $.001 per share (the "Common Stock"), and (ii) each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof, the terms of which specifically provide that such class or series shall rank junior to Series E Stock as to dividend distributions or distributions upon a Liquidation Event (each of the securities in clauses (a) (i) and (a) (ii) collectively referred to as "Junior Securities"), (b) on a parity with (i) the Series A Convertible Preferred Stock ("Series A Stock"), Series B Convertible Preferred Stock ("Series B Stock") and Series C Convertible Preferred Stock ("Series C Stock") and (ii) each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof, the terms of which do not specifically provide that they will be Junior Securities, each of the securities in clauses
(b) (i) and (b) (ii) (collectively referred to as "Parity Securities"), and (c) junior to each other class of capital stock or other class or series of preferred stock issued by the Corporation after the date hereof, the terms of which specifically provide that such class or series shall rank senior to Series E Stock as to dividend distributions or distributions upon a Liquidation Event ("Senior Securities").

     3.   Liquidation Rights.

          (a) Treatment at Liquidation, Dissolution or Winding Up.

               (i) Except as otherwise provided in Section 3(b) below, in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary (each, a "Liquidation Event"), the holders of Series E Stock then outstanding (the "Series E Stockholders") shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes, after and subject to the payment in full of all amounts required to be distributed to Senior Securities, but before payment or distribution of any of such assets to the Junior Securities and pari passu with the holders of all other Parity Securities in accordance with their respective liquidation preferences, an amount in cash equal to $4.50 per share (the "Original Series Issue Price") of such Series E Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the Series E Stock and, as so adjusted from time to time, is hereinafter referred to as the "Series E Base Liquidation Price") plus a cash amount equal to dividends earned, declared and accrued but unpaid thereon, to and including the date full payment shall be tendered to the Series E Stockholders with respect to such liquidation, dissolution or winding up.


               (ii) If the assets of the Corporation shall be insufficient to permit the payment in full to the Series E Stockholders and holders of all other Parity Securities of all amounts distributable to them under
          Section 3(a)(i) hereof and under the Certificate of Incorporation, then the entire assets of the Corporation available for such distribution shall be distributed ratably in proportion to the full liquidation preference to which each is entitled among Series E Stockholders and the holders of all such other Parity Securities. For purposes of calculating the amount of any payment to be paid upon any such Liquidation Event, each share of such Series E Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one- tenth of a share.

               (iii) After payment shall have been made to the Series E Stockholders and all such other Parity Securities of the full amount to which they shall be entitled pursuant to (3)(a)(i) above and in the Certificate of Incorporation, the holders of Series C Stock then outstanding (the "Series C Stockholders") and Series E Stockholders, as a class, shall be entitled to receive an amount equal (and in like kind) to the aggregate preferential amount, if any, fixed for any class or series of Junior Securities (other than Common Stock) in descending order of priority, which amount shall be distributed among the Series C Stockholders and Series E Stockholders in an equal amount per share of the Series C Stock and Series E Stock then outstanding, pro rata with the holders of such Junior Securities. If, upon any Liquidation Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the Series C Stockholders, Series E Stockholders and Junior Securities (other than the Common Stock) the full amounts to which they shall be entitled pursuant to the next preceding sentence, the Series C Stockholders and Series E Stockholders and such other class or series of Junior Securities shall share ratably in any distribution of assets according to the respective preferential amounts fixed for the Series C Stock and Series E Stock (pursuant to Section 2(a)(i)) and such Junior Securities which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

               (iv) After payment shall have been made to the Series C Stockholders and Series E Stockholders of the full amount to which they shall be entitled as aforesaid, the Series C Stockholders and the Series E Stockholders as a class shall be entitled to share ratably (calculated with respect to such Series C Stock and Series E Stock as provided in the next sentence) with the Common Stockholders in all remaining assets of the Corporation available for distribution to its stockholders. For purposes of calculating the amount of any payment to be paid upon any such Liquidation Event, each share of such Series C Stock and Series E Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded to the nearest one-tenth of a share.

               (v) (A) In the event of and simultaneously with the closing of an Event of Sale (as hereinafter defined), the Corporation shall (unless waived pursuant to Section (v)(E) or otherwise prevented by law) redeem all of the shares of Series C Stock and Series E Stock then outstanding for a cash amount per share determined as set forth herein (the "Special Liquidation Price," said redemption being referred to herein as a "Special Liquidation"). For all purposes of this Section 3(a)(v), the

          Special Liquidation Price shall be equal to that amount per share which would be received by each holder of Series E Stock and Series C Stock if, in connection with an Event of Sale, all consideration paid in exchange for the assets or the shares of capital stock (as the case may be) of the Corporation were actually paid to and received by the Corporation and the Corporation were immediately thereafter liquidated and its assets distributed pursuant to Section 3(a)(i) through (iv) hereof. To the extent that one or more redemptions (as described in Section 7 hereof) and/or Special Liquidations are occurring concurrently, the Special Liquidation under this Section 3(v)(A) shall be deemed to occur first. The date upon which the Special Liquidation shall occur is sometimes referred to herein as the "Special Liquidation Date."

               (B) At any time on or after the Special Liquidation Date, each holder of Series E Stock and Series C Stock shall be entitled to receive the Special Liquidation Price for each such share of Series E Stock and Series C Stock owned by such holder. Subject to the provisions of Section 3(a)(v)(B) hereof, payment of the Special Liquidation Price will be made upon actual delivery to the Corporation or its transfer agent of the certificate representing such shares of Series E Stock and Series C Stock.

               (C) If on the Special Liquidation Date less than all the shares of Series E Stock and Series C Stock then outstanding may be legally redeemed by the Corporation, the Special Liquidation shall be pro rata with respect to such Series E Stock and Series C Stock based upon the number of outstanding shares of Series E Stock and Series C Stock then owned by each holder thereof.

               (D) On and after any Special Liquidation Date, all rights in respect of the shares of Series E Stock and Series C Stock to be redeemed shall cease and terminate except the right to receive the applicable Special Liquidation Price a provided herein, and such shares of Series E Stock and Series C Stock shall no longer be deemed to be outstanding, whether or not the certificates representing such shares of Series E Stock and Series C Stock have been received by the Corporation; provided, however, that, if the Corporation defaults in the payment of the Special Liquidation Price with respect to any Series E Stock and Series C Stock, the rights of the holder(s) thereof with respect to such shares of Series E Stock and Series C Stock shall continue until the Corporation cures such default.

               (E) Anything contained herein to the contrary notwithstanding, the provisions of this Section 3(a)(v) may be waived by the holders of 66-2/3% in voting power of the shares of Series C Stock and Series E Stock then outstanding, voting together as a class, by delivery of written notice of waiver to the Corporation prior to the closing of any Event of Sale, in which event the Corporation shall not redeem any shares of Series C Stock or Series E Stock pursuant to this Section 3(a)(v).

               (F) Any notice required to be given to the Series C Stockholders and Series E Stockholders pursuant to Section 3(a)(v) hereon in connection with an Event of Sale shall include a statement by the Corporation of (1) the Special Liquidation Price which each holder of Series C Stock and Series E Stock shall be entitled to receive upon the occurrence of a Special Liquidation under this Section 3(a)(v) and
          (2) the extent to which the Corporation will, if at all, be legally prohibited from paying each Series C Stockholder and Series E Stockholder the Special Liquidation Price.

               (G) For purposes of this Section 2(a)(v), an "Event of Sale" shall mean (A) the merger or consolidation of the Corporation into or with another corporation, partnership, joint venture, trust or other entity, or the merger or consolidation of any corporation into or with the Corporation (in which consolidation or merger the stockholders of the Corporation receive distributions of cash or securities as a result of such consolidation or merger in complete exchange for their shares of capital stock of the Corporation), or (B) the sale or other disposition of all or substantially all the assets of the Corporation, unless, upon consummation of such merger, consolidation or sale of assets, the holders of voting securities of the Corporation immediately prior to such transaction continue to own directly or indirectly not less than a majority of the voting power of the surviving corporation. An "Event of Sale" shall not include any reorganization, merger or consolidation involving (1) only a change in the state of incorporation of the Corporation, (2) a merger of the Corporation with or into a wholly-owned subsidiary of the Corporation which is incorporated in the United States of America, or (3) an acquisition by merger, reorganization or consolidation, in which the Corporation is substantively the surviving corporation and operates as a going concern, of another corporation which is incorporated in the United States of America and which is engaged in a business similar to or related to the business of the Corporation and which does not involve a change in the terms of the Preferred Stock or of the Common Stock.

     4. Conversion. The Series E Stockholders shall have conversion rights as follows (the "Conversion Rights"):

          (a) Right to Convert; Conversion Price. Subject to Section 4(b), each share of Series E Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series E Stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing the Original Series Issue Price by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. As used herein, the term "Conversion Price" shall initially mean $4.50 per share. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series E Stock is convertible, as hereinafter provided.

          Any Series E Stockholder who exercises the right to convert shares of Series E Stock into shares of Common Stock, pursuant to this Section 4 shall be entitled to payment of all declared but unpaid dividends payable with respect to such Series E Stock pursuant to Section 6 herein, up to an including the date of conversion.


          (b) Mechanics of Conversion. Before any Series E Stockholder shall be entitled to convert the same into full shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series E Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein (i) the name of such holder or the name or names of the nominees of such holder in which such holder wishes the certificate or certificates for shares of Common Stock to be issued and (ii) the number of such shares to be converted into Common Stock. No fractional shares of Common Stock shall be issued upon conversion of any shares of Series E Stock. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such Series E Stockholder, or to such holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share. Upon conversion of only a portion of the number of shares covered by a Series E Stock certificate, the Corporation shall issue and deliver to or upon written order of the holder of such Series E Stock Certificate, at the expense of the Corporation, a new certificate covering the number of shares of the Series E Stock representing the unconverted portion of the Series E Stock certificate, which new certificate shall entitle the holder thereof to all the rights, power and privileges of a holder of such shares. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series E Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

          (c)  Automatic Conversion.

               (i) Each share of Series E Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public with a public offering price of not less than $15.00 per share (as adjusted) and which results in an aggregate price to the public of not less than $25,000,000 (a "Qualified Initial Public Offering").


               (ii) Upon the occurrence of a Qualified Initial Public Offering, all shares of Series E Stock shall be converted automatically into shares of Common Stock without any further action by any holder of such shares and whether or not the certificate or certificates representing such shares are surrendered to the Corporation or the transfer agent for the Series E Stock; provided, however, that the Corporation shall not be obligated to issue a certificate or certificates evidencing the shares of Common Stock into which such shares of Series E Stock were converted unless the certificate or certificates representing such shares of Series E Stock being converted are either delivered to the Corporation or the transfer agent of the Series E Stock, or the holder notifies the Corporation or such transfer agent that such certificate or certificates have been lost, stolen, or destroyed and executes and delivers an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith and, if the Corporation so elects, provides an appropriate indemnity.

               (iii) Upon the automatic conversion of Series E Stock, each Series E Stockholder shall surrender the certificate or certificates representing such holder's shares of Series E Stock at the office of the Corporation or of the transfer agent for the Series E Stock. Thereupon, there shall be issued and delivered to such holder, promptly at such office and in such holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series E Stock surrendered were convertible on the date on which such automatic conversion occurred. No fractional shares of Common Stock shall be issued upon the automatic conversion of Series E Stock. In lieu of any fractional shares of Common Stock to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

          (d)  Adjustments to Conversion Price for Diluting Issues.

               (i) Special Definitions. For purposes of this Section 4(d), the following definitions shall apply:


                    (A) "Option" shall mean rights, options or warrants to
               subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

                    (B) "Original Issue Date" shall mean, with respect to the
               Series E Stock, the date on which the first share of such series of Series E Stock was issued.

                    (C) "Convertible Securities" shall mean any evidences of
               indebtedness, shares (other than Series E Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                    (D) "Current Market Price" shall mean the Current Market
               Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 30 consecutive business days ending on the fifth (5th) business day before the day in question (as adjusted for any stock dividend, split-up, combination or reclassification that took effect during such 30-business-day period) as follows:

                         (I) If the Common Stock is listed or admitted for
                    trading on a national securities exchange, then the closing price for each day shall be the last reported sales price regular way or, in case no reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading.

                         (II) If the Common Stock is not at the time listed or
                    admitted for trading on any such exchange, then such price as shall be equal to the last reported sales price, or if there is no such sales price, the average of the last reported bid and asked prices, as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") on such day.

                         (III) If the Common Stock is not at the time quoted on
                    the Nasdaq, then such price shall be equal to the last reported bid and asked prices on such day as reported by the National Quotation Bureau, Inc., or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.

                         (IV) If the Common Stock is not traded in such manner
                    that the quotations referred to in this definition are available for the period required hereunder, then the Current Market Price shall be the fair market value of such share, as determined in good faith by a majority of the entire Board of Directors.

                    (E) "Additional Shares" shall mean all shares of Common
               Stock issued (or, pursuant to Section 4(d)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than the following (collectively, "Excluded Shares"):

                         (I) shares of Common Stock issued or issuable upon
                    conversion of the Series E Stock;

                         (II) shares of Common Stock issued upon a conversion of
                    any Series A Stock, Series B Stock or Series C Stock;

                         (III) shares of Common Stock issued or issuable as a
                    dividend on the Series E Stock;

                         (IV) by reason of a dividend, stock split or other
                    distribution on shares of Common Stock;

                         (V) up to an aggregate of 2,500,000 shares and/or
                    options to purchase shares of Common Stock issued or issuable to officers, employees or directors of, or consultants to, the

                    Corporation pursuant to any stock option plan approved by the Board of Directors;

                         (VI) shares of Common Stock issued or issuable upon the
                    exercise of the Options referred to in the foregoing clause
                    (IV);

                         (VII) securities issued in connection with the
                    acquisition by the Corporation (or by a wholly-owned subsidiary of the Corporation) of any other corporation, partnership, joint venture, trust or other entity by merger, stock acquisition, reorganization, purchase of substantially all of the assets or otherwise in which the Corporation or such subsidiary or the stockholders of record of the Corporation or such subsidiary immediately prior to the effective date of such transaction, directly or indirectly, own at least a majority of the voting power of the acquired entity or the resulting entity after such transaction;

                         (VIII) securities sold by the Corporation in a
                    bona-fide, firmly underwritten public offering of shares of Common Stock, registered under the Securities Act pursuant to a registration statement on Form S-1;

                         (IX) 1,137,592 shares of Common Stock issuable upon the
                    exercise of warrants issued or to be issued; or

                         (X) 90,090 shares of Common Stock issued to Dynal A.S.

               (ii) No Adjustment of Conversion Price. No adjustment in the number of shares of Common Stock into which a share of Series E Stock is convertible shall be made by adjustment in the Conversion Price in respect of the issuance of Additional Shares of Common Stock or otherwise unless (i) the consideration per share for an Additional Share of Common Stock issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Shares of Common Stock and (ii) prior to such issuance, the Corporation fails to receive written notice from the holders of at least a majority of the then outstanding shares of Series E Stock agreeing that no such adjustment shall be made as the result of the issuance of Additional Shares of Common Stock.

               (iii) Issue of Securities Deemed Issue of Additional Shares.

                    (A) Options and Convertible Securities. In the event the
               Corporation at any time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date, provided that Additional Shares shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 4(d)(v) hereof) of such Additional Shares would be less than the Conversion Price in effect on the date of and immediately prior to such issue, or such record date, as the case may be, and provided, further, that in any such case in which Additional Shares are deemed to be issued:


                    (I) No further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                    (II) If such Options or Convertible Securities by their
               terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                    (III) Upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed as if:

                         (a) In the case of Convertible Securities or Options
                    for Common Stock, the only Additional Shares issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                         (b) In the case of Options for Convertible Securities,
                    only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Section 4(d)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

               (IV) No readjustment pursuant to clause (II) or (III) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (a) the Conversion Price immediately prior to the original adjustment, or (b) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

               (V) In the case of any Options which expire by their terms not more than 30 days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (III) above; and

               (VI) If such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor (the "Option Issue Date"), the adjustment previously made in the Conversion Price which became effective on such record date shall be canceled as of the close of business on the Option Issue Date, and thereafter the Conversion Price shall be adjusted pursuant to this
          Section 4(d)(iii) as of the actual date of their issuance.

          (B) Stock Dividends, Stock Distributions and Subdivisions. In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares shall be deemed to have been issued:

               (I) In the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

               (II) In the case of any such subdivision, at the close of business on the date immediately prior to the date upon which corporate action becomes effective.

          If such record date shall have been fixed and no part of such dividend shall have been paid on the date fixed therefor ("Dividend Payment Date"), the adjustment previously made for the Conversion Price which became effective on such record date shall be canceled as of the close of business on such Dividend Payment Date, and thereafter the Conversion Price shall be adjusted pursuant to this Section 4(d)(iii) as to the time of actual payment of such dividend.

               (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares.

          (A) In the event the Corporation shall issue Additional Shares (including, without limitation, Additional Shares deemed to be issued pursuant to Section 4(d)(iii) but excluding Additional Shares deemed to be issued pursuant to Section 4(d)(iii)(B), which event is dealt with in
     Section 4(d)(vi) hereof), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue in order to increase the number of shares of Common Stock into which the Series E Stock is convertible, to a price (calculated to the nearest cent) determined by multiplying such Conversion Price by a fraction, the numerator of which shall be (I) the number of shares of Common Stock outstanding immediately prior to such issue (including shares of Common Stock exercise or conversion of any outstanding Option or Convertible Securities) plus (II) the number of shares of Common Stock which the aggregate consideration received or deemed to have been received by the Corporation for the total number of Additional Shares so issued would purchase at such Conversion Price, and the denominator of which shall be (I) the number of shares outstanding immediately prior to such issue (including shares of Common Stock exercise or conversion of any outstanding Option or Convertible Securities) plus (II) the number of Additional Shares so issued or deemed to be issued.

          (B) Notwithstanding anything to the contrary contained herein, the applicable Conversion Price in effect at the time Additional Shares are issued or deemed to be issued shall not be reduced pursuant to

     Section 4(d)(iv)(A) hereof at such time if the amount of such reduction would be an amount less than $0.001, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.001 or more.

     (v) Determination of Consideration. For purposes of this Section 4(d), the consideration received by the Corporation for the issue of any Additional Shares shall be computed as follows:

          (A) Cash and Property.  Such consideration shall:

               (I) Insofar as it consists of cash, be computed at the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

               (II) Insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors; provided, however, that such fair market value shall not exceed the aggregate Current Market Price of the Additional Shares being issued, less any cash consideration paid for such Shares; and

               (III) In the event that Additional Shares are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (I) and
          (II) above, as determined in good faith by the Board of Directors.

          (B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares deemed to have been issued pursuant to Section 4(d)(iii)(A), relating to Options and Convertible Securities, shall be determined by dividing (I) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (II) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

          (vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

               (A) Stock Dividends, Distributions or Subdivisions. In the event the Corporation shall issue Additional Shares pursuant to Section 4(d)(iii)(B) in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately prior to such stock dividend, stock distribution or subdivision shall, concurrently with the effectiveness of such stock dividend, stock distribution or subdivision, be proportionately decreased.


               (B) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

          (vii) Capital Reorganization, Merger or Sale of Assets. If at any time or from time to time there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, recapitalization, reclassification or exchange of shares provided for elsewhere in this
     Section 4) or a consolidation or merger of the Corporation, or a sale of all or substantially all of the assets of the Corporation, (other than a merger, consolidation or sale of all or substantially all of the assets of the Corporation in a transaction in which the shareholders of the Corporation immediately prior to the transaction possess more than 50% of the voting securities of the surviving entity (or parent, if any) immediately after the transaction), then, as a part of and as a condition to such transaction, provision shall be made so that the holders of shares of the Series E Stock shall thereafter be entitled to receive upon conversion of the shares of the Series E Stock the same kind and amount of stock or other securities or property (including cash) of the Corporation, or of the successor corporation resulting from such transaction, to which such holder would have been entitled if such holder had converted its shares of the Series E Stock immediately prior to the effective time of such transaction. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares of Common Stock or other securities issuable upon conversion of the shares of the Series E Stock) shall be applicable after such transaction in as nearly equivalent manner as may be reasonably practicable.

     In the case of a transaction to which both this Subsection 4(d)(vii) and Subsection 3(a)(v) hereof apply, the holders of at least 66-2/3% of the outstanding shares of the Series E Stock and Series C Stock, voting together as a class, upon the occurrence of a transaction shall have the option to elect treatment either under this Subsection 4(d)(vii) or under Subsection 3(a)(v) hereof, notice of which election shall be given in writing to the Corporation not less than five (5) business days prior to the effective date of such transaction. If no such election is timely made, the provisions of Subsection 3(b) and not of this Subsection 4(d)(vii) shall apply.

     The provisions of this Subsection 4(d)(vii) shall not apply to any reorganization, merger or consolidation involving (1) only a change in the state of incorporation of the Corporation, (2) a merger of the Corporation with or into a wholly-owned subsidiary of the Corporation which is incorporated in the United States of America, or (3) an acquisition by merger, reorganization or consolidation, in which the Corporation is substantively the surviving corporation and operates as a going concern, of another corporation which is incorporated in the United States of America and which is engaged in a business similar to or related to the business of the Corporation and which does not involve a change in the terms of the Series E Stock or of the Common Stock.

          (viii) In any case in which the provisions of this Section 4(d) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (A) issuing to the holder of any shares of Series E Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment, and (B) paying to such holder any cash amounts in lieu of fractional shares pursuant to Section 4(c)(iii) hereof; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.


     (e) No Impairment. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series E against impairment.

     (f) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected Stockholder, a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected Series E Stockholder furnish to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon conversion of each share of Series E Stock.

     (g) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to each Series E Stockholder at least twenty (20) days prior to such record date a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

     (h) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series E Stock.

     (i) Status of Common Stock. All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, by validly issued, fully paid and nonassessable, not subject to any preemptive or similar rights and free from all taxes, liens or charges with respect thereto created or imposed by the Corporation.

     (j) Special Notice. In the event the Corporation shall propose to take any action of the types described in Section 3(a)(v)(F), 4(d)(iv)(A), 4(d)(vi)(A) or 4(d)(vii) hereof, or any other Event of Sale, the Corporation shall give notice to each Series E Stockholder in the manner set forth in Section 4(f) hereof, which notice shall specify the record date, of any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price with respect to the Series E Stock, and the number, kind or class of shares of other securities or property which shall be deliverable or purchasable upon each conversion of Series E Stock. In the case of any action that would require the fixing of a record date, such notice shall be given at least 20 days prior to the record date so fixed, and in the case of any other action, such notice shall be given at least 30 days prior to the taking of such proposed action.

     (k) Certain Taxes. The Corporation shall pay any issue or transfer taxes payable in connection with the conversion of any shares of Series E Stock, provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of such Series E Stock.

     (l) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Series E Stock, or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series E Stock in any manner which interferes with the timely conversion or transfer of such Series E Stock, unless, at the request of the Company or an underwriter, the holders of the Series E Stock shall have agreed not to sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such holders during a period not to exceed one hundred and eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act, in which case the Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said period.

     (m) Miscellaneous. If a state of facts shall occur that, without being specifically controlled by the provisions of this Section 4, would not fairly protect the conversion rights of the holders of the Series E Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make up an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such conversion rights.

     5. Voting Rights.

     (a) In addition to any other rights provided herein or by law, the Series E Stockholders shall be entitled to vote on all matters as to which Common Stockholders shall be entitled to vote, in the same manner and with the same effect as such Common Stockholders. In any such vote, each share of Series E Stock shall entitle the holder thereof to the number of votes per share that equals the number of shares of Common Stock (including fractional shares) into which each such share of Series E Stock is then convertible, rounded up to the nearest one-tenth of a share.


     (b)(i) In addition to the rights specified in Section 5(a), the holders of a majority in voting power of the Series E Stock, voting as a separate class, shall have the exclusive right to elect two directors to the Board of Directors of the Corporation (the "Series E Preferred Directors"). In any election of Series E Preferred Directors pursuant to this Section 5(b), each Series E Stockholder shall be entitled to one vote for each share of the Series E Stock held, and no Series E Stockholder shall be entitled to cumulate its votes by giving one candidate more than one vote per share. The exclusive voting right of the Series E Stockholders, contained in this Section 5(b), may be exercised at a special meeting of the Series E Stockholders called as provided in accordance with the By-laws of the Corporation, at any annual or special meeting of the stockholders in lieu of a meeting. The Series E Preferred Directors elected pursuant to this Section 5(b) shall serve from the date of their election and qualification until their successors have been duly elected and qualified.

     (ii) A vacancy in the directorships to be elected by the Series E Stockholders (including any vacancy created on account of an increase in the number of directors on the Board of Directors), pursuant to Section 5(b)(i), may be filled only by a vote at a meeting called in accordance with the By-laws of the Corporation or written consent in lieu of such meeting of (A) the holders of at least a majority in voting power of such Series E Stock or (B) the remaining director(s) elected by the Series E Stockholders.

     6. Dividend Rights.

     (a) The holders of Series E Stock shall be entitled to receive dividends, if and when declared by the Board of Directors, out of funds legally available for that purpose. The right to such dividend shall not be cumulative and no right shall accrue on each share from the date of the original issuance of such share, by reason of default that dividends on such shares are not declared or paid in any prior years.

     (b) If, with the consent of the holders of at least a majority of the outstanding Series E Stock, the Board of Directors shall declare a dividend payable upon the then outstanding shares of Common Stock (other than a dividend payable entirely in shares of the Common Stock of the Corporation), then the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Series E Stock payable at the same time as the dividend paid on the Common Stock, in an amount equal to the amount of dividends per share of Series E Stock as would have been payable on the largest number of whole shares of Common Stock which each share of Series E Stock held by each holder thereof would have received if such Series E Stock had been converted to Common Stock pursuant to the provisions of Section 3 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends.

     (c) In the event the Board of Directors shall declare a dividend payable upon any class or series of capital stock of the Corporation other than Common Stock, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Series E Stock, payable at the same time as such dividend on such other class or series of capital stock in an amount equal to
(i) in the case of any series or class convertible into Common Stock, that dividend per share of Series E Stock as would equal the dividend payable on such other class or series determined as if all such shares of such class or series had been converted to Common Stock and all shares of Series E Stock have been converted to Common Stock on the record date for the determination of holders entitled to receive such dividend or (ii) if such class or series of capital stock is not convertible into Common Stock, at a rate per share of Series E Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by the Base Liquidation Price then in effect.

     (d) Upon any liquidation, dissolution or winding up of the Corporation (within the meaning of Section 3), or redemption (within the meaning of Section
7) or conversion (within the meaning of Section 4) all declared, accrued but unpaid dividends, to and until the date of such liquidation, dissolution, winding up, redemption or conversion shall be paid in full in accordance with
Section 3, Section 4 or Section 7 hereof.

     (e) In connection with any dividend declared or paid hereunder, each share of Series E Stock shall be deemed to be that number of shares (including fractional shares) of Common Stock into which it is then convertible, rounded up to the nearest one-tenth of a share. No fractional shares of capital stock shall be issued as a dividend hereunder. The Corporation shall pay a cash adjustment for any such fractional interest in an amount equal to the fair market value thereof on the last Business Day immediately preceding the date for payment of dividends, as determined by the Board of Directors in good faith. "Business Day" means any date other than a Saturday, Sunday or public holiday in the state where the principal executive officer of the Corporation is located.

     7.  Redemption.

     (a) Redemption. The Corporation shall, upon the request of the holders of at least 66-2/3% of the then outstanding shares of Series E Stock given at any time after December 22, 2004 and on each of the first and second anniversaries thereof (each such date being referred to hereinafter as a "Redemption Date"),
(i) provide notice to each Series E Stockholder of such request for redemption ("Redemption Notice") and (ii) redeem from each Series E Stockholder requesting such redemption within 20 days of such Redemption Notice, at a price equal to the original purchase price per share plus full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares (the "Redemption Price"), the following respective portions of the number of shares of Series E Stock held by such requesting holder on the applicable Redemption Date:

                                               Portion of Shares of Series E
          Redemption Date                      Stock To Be Redeemed
          ---------------                      ---------------------
          December 22, 2004                            33-1/3%
          December 22, 2005                            66-2/3%
          December 22, 2006                               100%

        (b) Insufficient Funds. If the funds of the Corporation legally available for redemption of Series E Stock on any Redemption Date are insufficient to redeem the number of shares of Series E Stock required under this Section 7 to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of such shares of Series E Stock ratably on the basis of the number of shares of Series E Stock which would be redeemed on such date if the funds of the Corporation legally available therefor had been sufficient to redeem all shares of Series E Stock required to be redeemed on such date. At any time thereafter when additional funds of the Corporation become legally available for the redemption of Series E Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of the shares which the Corporation was theretofore obligated to redeem, ratably on the basis set forth in the preceding sentence.

        (c) Redemption Request. Subject to Section 7(a) above, on each Redemption Date each Series E Stockholder requesting redemption shall provide the Corporation with a written request setting forth its desire to redeem shares of Series E Stock. Upon receipt of any such redemption request, the Corporation will become obligated to redeem at the time of redemption specified therein all shares of Series E Stock specified therein (other than such shares of Series E Stock as are duly converted pursuant to Section 4 prior to the close of business on the fifth full day preceding the Redemption Date). In case less than all Series E Stock represented by any certificate is redeemed in any redemption pursuant to this Section 7, a new certificate will be issued representing the unredeemed Series E Stock without cost to the holder thereof.

        (d) Dividends on Redeemed Shares. No share of Series E Stock shall be entitled to any dividends declared after its Redemption Date, and on such Redemption Date all rights of the holder of such share as a stockholder of the Corporation by reason of the ownership of such share will cease, except the right to receive the Redemption Price of such share, without interest, upon presentation and surrender of the certificate representing such share, and such share will not from and after such Redemption Date be deemed to be outstanding; provided, however, that in the event that there is a default in payment of the Redemption Price for any shares of Series E Stock (by reason of Section 7(b) or otherwise), such shares shall continue to accrue dividends until such time as the Redemption Price is paid in full.

        (e) Status of Redeemed Shares. Any shares of Series E Stock redeemed pursuant to this Section 7 will be canceled and will not under any circumstances be reissued, sold or transferred and the Corporation may take appropriate action from time to time as may be necessary to reduce the authorized Series E Stock accordingly.

     8. Protective Covenants. The Corporation shall not, without first having obtained the affirmative vote or written consent of the holders of not less than two-thirds of the outstanding shares of Series E Stock (except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation) (i) sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets or assets or properties in a single or series of related transactions in excess of 10% of the then net worth of the Corporation, (ii) except as otherwise required by this Certificate of Designation, declare or pay any dividend or make any distribution with respect to shares of its capital stock (whether in cash, shares of capital stock or other securities or property); (iii) except as otherwise required by this Certificate of Designation or in any agreement approved by the Board of Directors with an officer, director, employee or consultant providing for the repurchase of any of its capital stock owned by such officer, director, employee or consultant at the option of the Corporation, make any payment on account of the purchase, redemption or other retirement of any share of capital stock of the Corporation, or distribute to holders of Common Stock shares of the Corporation's capital stock (other than Common Stock) or other securities of other entities, evidences of indebtedness issued by the Corporation or other entities, or other assets or options or rights; (iv) merge or consolidate with or into, or permit any subsidiary to merge or consolidate with or into, any other corporation, corporations or other entity or entities; (v) voluntarily dissolve, liquidate or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution; (vi) in any manner alter or change the designations, powers, preferences, rights, qualifications, limitations or restrictions of the Series E Stock; (vii) take any action to cause any amendment, alteration or repeal of any of the provisions of this Certificate of Designation or the By-laws of the Corporation, which amendment, alteration or repeal adversely affects the powers, preferences or rights pertaining to the Series E Stock; (viii) amend or modify any stock option plan of the Corporation or any stock option agreement or restricted stock purchase agreement or stock restriction agreement entered into between the Corporation and its employees, officers, directors, consultants, contractors and/or any other signatory thereto (including, without limitation, to accelerate the vesting schedule or exercise date or dates of any such option or in any stock option agreement or waive or modify the Corporation's repurchase rights with respect to any shares of the Corporation's stock issuable pursuant to any restricted stock purchase agreement or stock restriction agreement) except for immaterial changes either made thereto form time to time by officers of the Corporation or approved in writing by both of the Series E Preferred Directors.

     9. No Reissuance of Preferred Stock. No share or shares of Series E Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be canceled, retired and eliminated from the shares which the corporation shall be authorized to issue.

     10. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for in the terms of the Series E Stock shall be vested in the Common Stock or such other class or series of stock as may be provided in the Certificate of Incorporation.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its duly authorized officer this 22nd day of December, 1999.



                                    ORCHID BIOCOMPUTER, INC.



                                    By: /s/ Donald R. Marvin
                                        ______________________________
                                         Name:  Donald R. Marvin
                                         Title: Chief Operating Officer
                                                and Senior Vice President

                         CERTIFICATE OF CORRECTION OF

                    CERTIFICATE OF DESIGNATION, PREFERENCES

                                 AND RIGHTS OF

                     SERIES E CONVERTIBLE PREFERRED STOCK

                                      OF

                           ORCHID BIOCOMPUTER, INC.


     It is hereby certified that:

1. The name of the corporation is Orchid Biocomputer Inc., (the "Corporation"). The date of filing of the original Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware was March 8, 1995, and the date of filing of the original Certificate of Designation, Preferences, and rights of Series E Convertible Preferred Stock (the "Certificate of Designation") was December 30, 1999.


2. The Certificate of Designation of the Corporation, which was filed with the Secretary of State of Delaware on December 30, 1999, is hereby corrected.


3. The inaccuracy to be corrected in Article Fourth, Section 8 of said instrument is as follows:


          "8.  Protective Covenants. The Corporation shall not, without
               --------------------
     first having obtained the affirmative vote or written consent of the holders of not less than two-thirds of the outstanding shares of Series E Stock (except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation) (i) sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets or assets or properties in a single or series of related transactions in excess of 10% of the then net worth of the Corporation, (ii) except as otherwise required by this Certificate of Designation, declare or pay any dividend or make any distribution with respect to shares of its capital stock (whether in cash, shares of capital stock or other securities or property); (iii) except as otherwise required by this Certificate of Designation or in any agreement approved by the Board of Directors with an officer, director, employee or consultant providing for the repurchase of any of its capital stock owned by such officer, director, employee or consultant at the option of the Corporation, make any payment on account of the purchase, redemption or other retirement of any share of capital stock of the Corporation, or distribute to holders of Common Stock shares of the Corporation's capital stock (other than Common Stock) or other securities of other entities, evidences of indebtedness issued by the Corporation or other entities, or other assets or options or rights; (iv) merge or consolidate with or into, or permit any subsidiary to merge or consolidate with or into, any other corporation, corporations or other entity or entities; (v) voluntarily dissolve, liquidate or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution; (vi) in any manner alter or change the designations, powers, preferences, rights, qualifications, limitations or restrictions of the Series E Stock; (vii) take any action to cause any amendment, alteration or repeal of any of the provisions of this Certificate of Designation or the By-laws of the Corporation, which amendment, alteration or repeal adversely affects the powers, preferences or rights pertaining to the Series E Stock; (viii) amend or modify any stock option plan of the Corporation or any stock option agreement or restricted stock purchase agreement or stock restriction agreement entered into between the Corporation and its employees, officers, directors, consultants, contractors and/or any other signatory thereto (including, without limitation, to accelerate the vesting schedule or exercise date or dates of any such option or in any stock option agreement or waive or modify the Corporation's repurchase rights with respect to any shares of the Corporation's stock issuable pursuant to any restricted stock purchase agreement or stock restriction agreement) except for immaterial changes either made thereto form time to time by officers of the Corporation or approved in writing by both of the Series E Preferred Directors."


4.   The portion of the instrument in corrected form is as follows:

          "8.  Protective Covenants. The Corporation shall not, without first
               --------------------
     having obtained the affirmative vote or written consent of the holders of not less than two-thirds of the outstanding shares of Series E Stock (except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Certificate of Incorporation) (i) sell, abandon, transfer, lease or otherwise dispose of all or substantially all of its properties or assets or assets or properties in a single or series of related transactions in excess of 10% of the then net worth of the Corporation, (ii) except as otherwise required by this Certificate of Designation, declare or pay any dividend or make any distribution with respect to shares of its capital stock (whether in cash, shares of capital stock or other securities or property); (iii) except as otherwise required by this Certificate of Designation or in any agreement approved by the Board of Directors with an officer, director, employee or consultant providing for the repurchase of any of its capital stock owned by such officer, director, employee or consultant at the option of the Corporation, make any payment on account of the purchase, redemption or other retirement of any share of capital stock of the Corporation, or distribute to holders of Common Stock shares of the Corporation's capital stock (other than Common Stock) or other securities of other entities, evidences of indebtedness issued by the Corporation or other entities, or other assets or options or rights; (iv) merge or consolidate with or into, or permit any subsidiary to merge or consolidate with or into, any other corporation, corporations or other entity or entities; (v) voluntarily dissolve, liquidate or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution; (vi) in any manner alter or change the designations, powers, preferences, rights, qualifications, limitations or restrictions of the Series E Stock; (vii) take any action to cause any amendment, alteration or repeal of any of the provisions of the Certificate of Incorporation or the By-laws of the Corporation, which amendment, alteration or repeal adversely affects the powers, preferences or rights pertaining to the Series E Stock; (viii) authorize, designate, create, issue or agree to issue any shares of Preferred Stock or other capital stock of the Corporation (including, without limitation, additional shares of Series E Stock) ranking senior to or pari passu with the Series E Stock with respect to dividends or liquidation; or (ix) amend or modify any stock option plan of the Corporation or any stock option agreement or restricted stock purchase agreement or stock restriction agreement entered into between the Corporation and its employees, officers, directors, consultants, contractors and/or any other signatory thereto
     (including, without limitation, to accelerate the vesting schedule or exercise date or dates of any such option or in any stock option agreement or waive or modify the Corporation's repurchase rights with respect to any shares of the Corporation's stock issuable pursuant to any restricted stock purchase agreement or stock restriction agreement) except for immaterial changes either made thereto from time to time by officers of the Corporation or approved in writing by both of the Series E Preferred Directors."

5. The inaccuracy to be corrected in Article Fourth, Section 7 of said instrument is as follows:

     "7.  Redemption.
          ----------

               (a) Redemption.  The Corporation shall, upon the request of the
                   ----------
     holders of at least 66-2/3% of the then outstanding shares of Series E Stock given at any time after December 22, 2004 and on each of the first and second anniversaries thereof (each such date being referred to hereinafter as a "Redemption Date"), (i) provide notice to each Series E Stockholder of such request for redemption ("Redemption Notice") and (ii) redeem from each Series E Stockholder requesting such redemption within 20 days of such Redemption Notice, at a price equal to the original purchase price per share plus full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares (the "Redemption Price"), the following respective portions of the number of shares of Series E Stock held by such requesting holder on the applicable Redemption Date:

                                                      Portion of Shares of
                         Redemption Date              Series E
                         ---------------              Stock To Be
                                                      -----------
                                                      Redeemed
                                                      --------
                         December 22, 2004              33-1/3%
                         December 22, 2005              66-2/3%
                         December 22, 2006                100%"

6.   The portion of the instrument in corrected form is as follows:

     "7.  Redemption.
          -----------

          (a)  Redemption.  (i) The Corporation shall, upon the request of the
               ----------
     holders of at least 66-2/3% of the then outstanding shares of Series E Stock given at any time after December 22, 2004 (such date being referred to hereinafter as a "Redemption Date"), (A) provide notice to each Series E Stockholder of such request for redemption ("Redemption Notice") and (B) redeem from each Series E Stockholder requesting such redemption within 20 days of such Redemption Notice all (but not less than all) of the number of shares of Series E Stock held by such requesting holder on the Redemption Date. The redemption price per share (the "Redemption Payment") shall be equal to the original purchase price for each Series E Stock, which amounts shall be paid by the Corporation in three equal annual installments, each of which redemption payment installments shall be increased by an amount equal to any accrued but unpaid dividends thereon to the respective date of such redemption installment payment (each hereinafter referred to as a "Redemption Date"), with the first such payment to occur not less than 40 days from the date of the Redemption Notice. On and after the respective Redemption Date all rights of any Requesting Preferred Stockholder with respect to the Series E Stock to be redeemed on such date as applicable, owned by such Requesting Preferred Stockholder, except the right to receive the Redemption Payment as provided herein, shall cease, and such shares shall no longer be deemed to be outstanding, whether or not the Corporation has received the certificates representing such shares; provided; however,
                                                             --------  -------
     that if the Corporation defaults in the payment of the Redemption Payment, the rights of the Requesting Preferred Stockholder shall continue until the Corporation cures such default. Any Requesting Preferred Stockholder shall send the Redemption Notice pursuant to this Section 7(a) by first-class, certified mail, return receipt requested, postage prepaid to the Corporation at its principal place of business. At any time on or after a Redemption Date, the Requesting Preferred Stockholders, with respect to the shares of Series E Stock requested by such Requesting Preferred Stockholders to be redeemed on a Redemption Date in accordance with this
     Section 7(a), shall be entitled to receive the Redemption Payment in three equal installments, the first of which installments shall be made upon actual delivery to the Corporation or its transfer agent of the certificate or certificates representing the shares of Series E Stock to be redeemed.

          (ii) Anything contained in this Section 7(a) to the contrary notwithstanding, the holders of Series E Stock shall have the right, exercisable at any time up to the fifth business day prior to the close of business on a Redemption Date (unless the Corporation shall default in, or be legally prohibited from, paying the installment payment of the Redemption Price as herein provided, in which event such right shall be exercisable until such default is cured), to convert all or any part of such shares requested by such holder to be redeemed as herein provided into shares of Common Stock pursuant to Section 4 of this Article. If, and to the extent, any Series E Stock so entitled to redemption are converted into shares of Common Stock by the holders thereof prior to the close of business on such Redemption Date, the total number of Series E Stock otherwise to be redeemed on such Redemption Date shall be reduced by the number of Series E Stock so converted."


                 [Remainder of page intentionally left blank.]

EXECUTED effective as of January 13, 2000.


                                   Orchid Biocomputer, Inc.



                                   By:    /s/ Donald R. Marvin
                                         -----------------------------
                                         Donald R. Marvin
                                         Senior Vice President &
                                         Chief Operating Officer

                           CERTIFICATE OF AMENDMENT

                                    of the

                         CERTIFICATE OF INCORPORATION

                                      of

                           ORCHID BIOCOMPUTER, INC.

                           (pursuant to Section 242)


     It is hereby certified that:

FIRST:    The name of the corporation is Orchid Biocomputer, Inc. (the
-----
          "Corporation").


SECOND:   The Certificate of Incorporation of the Corporation is hereby amended
------
          by striking out the first paragraph of Article Fourth in its entirety and by substituting in lieu of the following:

               "FOURTH:

                      The total number of shares of all classes of
               stock which the Corporation shall have authority to issue is Fifty-One Million, Four Hundred Thousand (51,400,000), consisting of Thirty Million (30,000,000) shares of Common Stock, Zero Dollars and One-Tenth of One Cent ($0.001) par value per share (the "Common Stock"), and Twenty-One Million, Four Hundred Thousand (21,400,000)shares of Preferred Stock, Zero Dollars and One-Tenth of One Cent ($0.001) par value per share (the "Preferred Stock"), of which 1,200,000 shares are designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"), 300,000 shares are designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock"), 2,493,692 shares are designated as Series C Convertible Preferred Stock (the "Series C Preferred Stock"), 367,347 shares are designated as Series D Convertible Preferred Stock (the "Series D Preferred Stock") and 17,000,000 shares are designated as Series E Convertible Preferred Stock (the "Series E Preferred Stock").


EXECUTED, effective as of this 18th day of January 2000.

                                    ORCHID BIOCOMPUTER, INC.



                                    By: /s/ Donald R. Marvin
                                       ---------------------------
                                       Donald R. Marvin, Secretary

                           CERTIFICATE OF AMENDMENT

                                    of the

                         CERTIFICATE OF INCORPORATION

                                      of

                           ORCHID BIOCOMPUTER, INC.


     It is hereby certified that:

FIRST:    The name of the corporation is Orchid Biocomputer, Inc. (the
-----
          "Corporation").


SECOND:   The Certificate of Incorporation of the Corporation is hereby amended
------
          by striking out the first paragraph of Article Fourth in its entirety and by substituting in lieu of the following:

               "FOURTH:

                      The total number of shares of all classes of
               stock which the Corporation shall have authority to issue is Fifty-Three Million, Four Hundred Thousand (53,400,000), consisting of Thirty Million (30,000,000) shares of Common Stock, Zero Dollars and One-Tenth of One Cent ($0.001) par value per share (the "Common Stock"), and Twenty-Three Million, Four Hundred Thousand (23,400,000) shares of Preferred Stock, Zero Dollars and One-Tenth of One Cent ($0.001) par value per share (the "Preferred Stock"), of which 1,200,000 shares are designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"), 300,000 shares are designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock"), 2,493,692 shares are designated as Series C Convertible Preferred Stock (the "Series C Preferred Stock"), 367,347 shares are designated as Series D Convertible Preferred Stock (the "Series D Preferred Stock") and 19,000,000 shares are designated as Series E Convertible Preferred Stock (the "Series E Preferred Stock").


EXECUTED, effective as of this 26th day of January, 2000.

                                    ORCHID BIOCOMPUTER, INC.



                                    By: /s/ Donald R. Marvin
                                       ----------------------------
                                       Donald R. Marvin, Secretary

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                            ORCHID BIOCOMPUTER, INC.


     It is hereby certified that:

          1. The name of the corporation (hereinafter called the "Corporation") is Orchid Biocomputer, Inc.


          2. The Certificate of Incorporation of the Corporation as amended to date is hereby amended by striking out Article FIRST in its entirety and by substituting in lieu thereof the following:


          "FIRST:  The name of the corporation (hereinafter called the
           _____   "Corporation") is Orchid BioSciences, Inc."


          3. The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware and Section 242 of the General Corporation Law of the State of Delaware.


     Signed this 16th day of February, 2000.



                                      /s/ Donald R. Marvin
                                      -------------------------------------
                                      Donald R. Marvin
                                      Senior Vice President, Chief Operating
                                      Officer, Chief Financial Officer &
                                      Secretary

                            CERTIFICATE OF AMENDMENT

                                     of the

                          CERTIFICATE OF INCORPORATION

                                       of

                            ORCHID BIOSCIENCES, INC.



     It is hereby certified that:

FIRST:    The name of the corporation is Orchid BioSciences, Inc. (the
----- "Corporation"). The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was March 8, 1995.


SECOND:   Article FOURTH of the Certificate of Incorporation is hereby amended
------ by deleting Section A.7(j) of the Certificate of Designation of the Series C Convertible Preferred Stock of the Corporation dated December 24, 1997, as amended March 24, 1998 and December 22, 1999 in its entirety and by substituting in lieu of the following:

                      "A.7(j)  In the event that, at any time while any of the
             Series C Preferred Stock shall be outstanding, the Corporation shall consummate an underwritten public offering on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock providing aggregate net proceeds to the Corporation equal to at least $25,000,000 having a per share offering price of at least $10.00 as presently constituted (a "Qualifying Public Offering"), then all outstanding shares of Series C Preferred Stock shall, automatically and without further action on the part of the holders of the Series C Preferred Stock, be converted into shares of Common Stock with the same effect as if the certificates evidencing such shares had been surrendered for conversion, such conversion to be effective simultaneously with the closing of such public offering; provided, however, that certificates evidencing the shares of Common Stock issuable upon such conversion shall not be issued except on surrender of the certificates for the shares of the Series C Preferred Stock so converted. Each share of Series C Preferred Stock shall be converted into fully paid and nonassessable shares (calculated to the nearest 1/100 of a share) of Common Stock at the Conversion Price in effect on the Conversion Date."

THIRD:    Article FOURTH of the Certificate of Incorporation be further revised
----- by amending the Certificate of Designation of the Series E Convertible Preferred Stock of the Corporation dated December 22, 1999, as amended January 27, 2000 and as corrected on January 13, 2000 (the "Series E Certificate of Designation") by deleting Section 4.c(i) in its entirety, and by inserting in lieu thereof the following:

                      "(i)  Each share of Series E Stock shall automatically be
               converted into shares of Common Stock at the then effective Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public with a public offering price of not less than $10.00 per share (as adjusted) and which results in an aggregate price to the public of not less than $25,000,000 (a "Qualified Initial Public Offering")."


  In lieu of a meeting and vote of the stockholders, stockholders representing a majority of the shares of stock entitled to vote have consented to said amendments in accordance with the provisions of Section 228(a) and 242 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendments has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice, or notice thereof has been waived pursuant to Section 229 of the General Corporation Law of the State of Delaware.

  The aforesaid amendments of the Certificate of Incorporation, as amended, have been duly adopted in accordance with the applicable provisions of Section 242, 141(f) and 228 of the General Corporation Law of the State of Delaware.


                 [Remainder of page intentionally left blank.]

     EXECUTED, effective as of this 1st day of May, 2000.

                                    ORCHID BIOSCIENCES, INC.




                                    By: /s/ Donald R. Marvin
                                       -----------------------------
                                       Donald R. Marvin
                                       Senior Vice President, COO & CFO

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                            ORCHID BIOSCIENCES, INC.



     It is hereby certified that:

FIRST: The name of the corporation is Orchid BioSciences, Inc. (the "Corporation"). The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was March 8, 1995.


SECOND: Article FOURTH of the Certificate of Incorporation is hereby amended by deleting Section A.7(j) of the Certificate of Designation of the Series C Convertible Preferred Stock of the Corporation dated December 24, 1997, as amended March 24, 1998, December 22, 1999 and May 1, 2000 in its entirety and by substituting in lieu of the following:

                      "A.7(j)  In the event that, at any time while any of the
             Series C Preferred Stock shall be outstanding, the Corporation shall consummate an underwritten public offering on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock providing aggregate net proceeds to the Corporation equal to at least $25,000,000 having a per share offering price of at least $8.00 as presently constituted (a "Qualifying Public Offering"), then all outstanding shares of Series C Preferred Stock shall, automatically and without further action on the part of the holders of the Series C Preferred Stock, be converted into shares of Common Stock with the same effect as if the certificates evidencing such shares had been surrendered for conversion, such conversion to be effective simultaneously with the closing of such public offering; provided, however, that certificates evidencing the shares of Common Stock issuable upon such conversion shall not be issued except on surrender of the certificates for the shares of the Series C Preferred Stock so converted. Each share of Series C Preferred Stock shall be converted into fully paid and nonassessable shares (calculated to the nearest 1/100 of a share) of Common Stock at the Conversion Price in effect on the Conversion Date."

THIRD: Article FOURTH of the Certificate of Incorporation be further revised by amending the Certificate of Designation of the Series E Convertible Preferred Stock of the Corporation dated December 22, 1999, as amended January 27, 2000, as corrected on January 13, 2000 and as amended on May 1, 2000 (the "Series E Certificate of Designation") by deleting
        Section 4.c(i) in its entirety, and by inserting in lieu thereof the following:

                      "(i)  Each share of Series E Stock shall automatically be
               converted into shares of Common Stock at the then effective Conversion Price upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public with a public offering price of not less than $8.00 per share (as adjusted) and which results in an aggregate price to the public of not less than $25,000,000 (a "Qualified Initial Public Offering")."


  In lieu of a meeting and vote of the stockholders, stockholders representing a majority of the shares of stock entitled to vote have consented to said amendments in accordance with the provisions of Section 228(a) and 242 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendments has been given as provided in Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice, or notice thereof has been waived pursuant to Section 229 of the General Corporation Law of the State of Delaware.

  The aforesaid amendments of the Certificate of Incorporation, as amended, have been duly adopted in accordance with the applicable provisions of Section 242, 141(f) and 228 of the General Corporation Law of the State of Delaware.


                 [Remainder of page intentionally left blank.]

     EXECUTED, effective as of this 4th day of May, 2000.

                                    ORCHID BIOSCIENCES, INC.




                                    By: /s/ Donald R. Marvin
                                        ________________________________
                                        Donald R. Marvin
                                        Senior Vice President, COO & CFO



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